Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDED AND RESTATED LICENSE AGREEMENT

by and among

ROCHE PALO ALTO LLC,

a Delaware limited liability company;

HOFFMANN-LA ROCHE INC.,

a New Jersey corporation;

F.HOFFMANN-LA ROCHE LTD,

a Swiss corporation;

SYNOSIA THERAPEUTICS, INC.,

a Delaware corporation; and

SYNOSIA THERAPEUTICS AG,

a Swiss corporation

December 10, 2008

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

-i-

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(CONTINUED)

-ii-

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(CONTINUED)

-iii-

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(CONTINUED)

-iv-

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(CONTINUED)

-v-

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDED AND RESTATED LICENSE AGREEMENT

THIS AMENDED AND RESTATED LICENSE AGREEMENT (“Agreement”) is entered into as of December 10, 2008 (the “Amendment Date”) by and among:

A. On the one hand: ROCHE PALO ALTO LLC, a limited liability company organized and existing under the laws of the State of Delaware, with its principal place of business at 3431 Hillview Avenue, Palo Alto, California 94304-1397, United States (“Roche Palo Alto”); HOFFMANN-LA ROCHE INC., a corporation organized and existing under the laws of the State of New Jersey, with its principal place of business at 340 Kingsland Avenue, Nutley, New Jersey 07110, United States (“Roche Nutley”); and F.HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”; Roche Nutley, Roche Palo Alto and Roche Basel are hereinafter collectively referred to as “Roche”); and

B. On the other hand: SYNOSIA THERAPEUTICS, INC. (formerly Synosis Therapeutics, Inc.), a corporation organized under the laws of the State of Delaware, with its principal office at 601 Gateway Blvd, Suite 1200, South San Francisco, CA 94080, United States (“Synosia US”); and SYNOSIA THERAPEUTICS AG, a company organized under the laws of Switzerland, with its principal office at Aeschenvorstadt 36, 4051 Basel, Switzerland (“Synosia CH” and, collectively with Synosia US, “Synosia”).

RECITALS

WHEREAS, Synosia possesses expertise to conduct innovative clinical studies to enable rapid assessment of the clinical potential of compounds in various central nervous system indications;

WHEREAS, Roche and Synosia are parties to that certain License Agreement dated December 8, 2006, as amended to date (the “2006 Agreement”), pursuant to which, among other things:

(a) Synosia agreed to conduct certain development activities with respect to Roche’s proprietary 5-hydroxytryptamine 6 receptor (“5HT6”) antagonist compound known as RO 443-1615 (the “Tier 1 Program”), at Synosia’s expense;

(b) In exchange for Synosia conducting such development activities with respect to the Tier 1 Program, and other good and valuable consideration, Roche granted to Synosia the following licenses and rights:

(i) the right to obtain an exclusive license under Roche’s patent rights and know-how to develop and commercialize an adenosine receptor subtype A2A (“A2A”) antagonist compound Controlled by Roche (the “Tier 2 Program”); and

(ii) the right to obtain an exclusive license under Roche’s patent rights and know-how to develop and commercialize compounds from the following other Roche programs (each, a “Tier 3 Program”):

(A) Roche’s prostacyclin receptor (“IP”) antagonist program;

(B) Roche’s metabotropic glutamate receptor-subtype 1 (“mGluR1”) allosteric enhancer agonist program; and/or

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(C) Roche’s dopamine beta-hydroxylase (“DbetaH”) inhibitor program; and

WHEREAS, the parties desire to amend and restate the 2006 Agreement on the terms and subject to the conditions set forth herein, effective as of the Amendment Date.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and mutual promises, terms, conditions, and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

1.1 “[*****]” shall have the meaning provided in Section 2.8.

1.2 “[*****]” shall have the meaning provided in Section 2.8.

1.3 “Affiliate” shall mean, with respect to either party: (i) an entity which owns, directly or indirectly, a controlling interest in such party, by stock ownership or otherwise; (ii) an entity which is owned by such party, either directly or indirectly, by stock ownership or otherwise; or (iii) an entity, the majority ownership of which is directly or indirectly common to the majority ownership of such party. Anything to the contrary in this paragraph notwithstanding, neither Genentech, Inc., 1 DNA Way, South San Francisco, California 94080-4990, U.S.A. (“Genentech”), nor Chugai Pharmaceutical Co., Ltd, 1-9, Kyobashi 2-chome, Chuo-ku, Tokyo, 104-8301, Japan (“Chugai”) shall be deemed an Affiliate of Roche unless Roche notifies Synosia that Roche wishes for Genentech and/or Chugai to be deemed an Affiliate of Roche.

1.4 “API” shall mean Program Compound active pharmaceutical ingredient for a particular Program

1.5 “CNS” shall mean central nervous system.

1.6 “Commercially Reasonable Efforts” shall mean, with respect to a party’s obligation under this Agreement to develop or commercialize a Product, the level of efforts required to carry out such obligation in a sustained manner consistent with the efforts a similarly situated biopharmaceutical company or pharmaceutical company, as the case may be, devotes to a product of similar market potential, profit potential or strategic value resulting from its own research efforts, based on conditions then prevailing.

1.7 “Competing Roche Program” shall mean, with respect to a particular Program, an internal Roche drug discovery or development program directed to discovering or developing compounds directed to the same Target as compounds in such Program, provided and for so long as such internal Roche program is being diligently conducted by Roche; specifically (i) a Competing Roche Program for the Tier 1 Program is an internal Roche drug discovery or development program directed to discovering or developing 5HT6 antagonist compounds; (ii) a Competing Roche Program for the Tier 2 Program is an internal Roche drug discovery or development program directed to discovering or developing A2A antagonist compounds; and (iii) a Competing Roche Program for a Tier 3 Program is a an internal Roche drug discovery or development program directed to discovering or developing IP antagonist compounds, mGluR1 agonist compounds, or DbetaH inhibitor compounds.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.8 “Completion” shall mean, with respect to a clinical trial of a Product conducted by or on behalf of a party (including, for purposes of this definition only, any of such party’s Affiliates, licensees, sublicensees, and other acquirors of rights with respect to such Product), the generation by such party, or the receipt by such party from a contract services organization (as applicable), of the final study report from such trial, including completed case report forms for all patients who participated in such trial. For purposes of this definition, a study report shall be deemed “final” at such time as such party has no further comments to such report and accepts such report as final.

1.9 “Compound List” shall mean the list set forth in Exhibit A hereto (as such exhibit may be amended from time to time by the parties).

1.10 “Confidential Information” shall have the meaning provided in Section 9.1.

1.11 “Control” or “Controlled” shall mean, with respect to any Information, Patents or other intellectual property rights, possession by a party of the ability (whether by ownership, license or otherwise) to grant access to, to grant use of, or to grant a license or a sublicense of or under such Information, Patents or intellectual property rights without violating the terms of any agreement or other arrangement with any Third Party.

1.12 “Data Room” shall mean:

(a) in the case of Tier 1 Products, a data room at such place where Synosia maintains the applicable data with respect to Tier 1 Products in which will be provided all available information regarding Tier 1 Products that is reasonably necessary for Roche to decide whether or not to exercise its Opt-in Right; or

(b) in the case of Tier 2 Products, a data room at such place where Synosia maintains the applicable data with respect to Tier 2 Products in which will be provided all available information regarding Tier 2 Products that is reasonably necessary for Roche to decide whether or not to exercise its rights under Section 3.2 hereof.

1.13 “Development Costs” shall mean, to the extent actually incurred in the Territory, the costs specifically attributable to Synosia’s performance of: (i) the Stage 1 Studies under the Development Plan (i.e., as in effect from and after the Amendment Date), including, without limitation, [*****] of such costs that were incurred before the Amendment Date; and/or (ii) activities reasonably necessary to prepare for the Stage 2 Studies, to the extent such activities are conducted prior to Completion of the Stage 1 Studies. Such costs shall comprise both direct and indirect costs, including Allocable Overhead, as defined below (i.e., fully-burdened development costs). Development Costs shall include the costs of development, including cost of studies on the toxicological, pharmacokinetic, pharmacodynamic, metabolic or clinical aspects, of Tier 1 Products conducted internally or by individual investigators, contract research organizations (CRO’s) or consultants and Manufacturing Cost (defined below). Development Costs shall include expenses for data management, statistical designs, activities associated with preparing and conducting clinical studies, document preparation and other administrative expenses associated with the clinical testing program. Development Costs shall not include any patent costs.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

For purposes of this definition:

(a) “Allocable Overhead” shall mean indirect costs incurred by Synosia or for its account which are attributable to Synosia’s supervisory services, occupancy costs, payroll, information systems, human resources or purchasing functions and which are allocated to the development activities based on a space occupied or headcount or other activity-based method. Allocable Overhead shall not include any costs attributable to general corporate activities including, by way of example, executive management, investor relations, business development, legal affairs and finance (except those directly attributable to compound development (e.g., CRO contracts, project tracking costs, etc.)); and

(b) “Manufacturing Cost” means one hundred percent (100%) of Synosia’s fully-burdened manufacturing cost (including, for example, material, personnel, equipment depreciation, energy, workshop, quality control, waste disposal and production management) in accordance with Synosia’s accounting policies consistently applied, which shall comprise the cost of goods produced as determined by Synosia manufacturing or contracting with a Third Party for each stage of the manufacturing process and other costs borne for transport, customs clearance and storage of product at the request of Synosia (e.g., freight, customs, duty and insurance) in order to manufacture adequate amounts of Tier 1 Product to supply the preclinical and clinical activities as defined in the Development Plan.

1.14 “Development Plan” shall mean the applicable development plan for Tier 1 Products attached hereto as Exhibit B, as it may be amended from time to time in accordance with Sections 2.3(c) and 2.3(d)(v). The parties agree that the Development Plan shall be the development plan designated as “Project Plan A” in Exhibit B, but that Synosia will have the right to substitute the development plan designated as “Project Plan B” in Exhibit B for “Project Plan A,” subject to the provisions of Section 3.1(a).

1.15 “Development Review Group” or “DRG” shall have the meaning provided in Section 2.3(a).

1.16 “Development Term” shall mean the period beginning on the Amendment Date and ending upon the earliest of: (a) Roche’s exercise of its Opt-In Right (if any); (b) the expiration (without exercise) of Roche’s Opt-In Right; and (c) termination of this Agreement by Synosia pursuant to Section 10.3(c).

1.17 “Effective Date” shall mean December 8, 2006.

1.18 “FDA” shall mean the U.S. Federal Food and Drug Administration and any successor agency thereof.

1.19 “Field” shall mean, subject to Section 2.6:

(a) in the case of the Tier 1 Program and Tier 1 Products, any and all uses to treat or prevent CNS diseases and disorders;

(b) in the case of the Tier 2 Program and Tier 2 Products, any and all uses to treat or prevent CNS diseases and disorders solely in appropriate patient populations (as determined in accordance with Section 2.3(d)(vii)); provided, however, that indications of depression, bipolar disorders, Alzheimer’s disease, cognition disorders, eating disorders, and sleep disorders shall be excluded from the Field (each, an “Excluded Tier 2 Indication”).

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Notwithstanding the foregoing, a Tier 2 Product under development or commercialization for an indication in the Field (a “Primary Tier 2 Indication”) may be developed and commercialized for an Excluded Tier 2 Indication if such Excluded Tier 2 Indication is a secondary effect of the Primary Tier 2 Indication. By way of example only, if a Tier 2 Product is being developed or commercialized for the treatment of Parkinson’s disease, such Tier 2 Product may also be developed or commercialized for the treatment of cognitive dysfunction occurring in conjunction with Parkinson’s disease;

(c) in the case of the Tier 3 Program directed to IP antagonists and related Tier 3 Products, any and all uses to treat or prevent CNS diseases and disorders, provided that such uses shall be limited to acute care settings unless Synosia reasonably demonstrates that use in longer-term settings is safe;

(d) in the case of the Tier 3 Program directed to MGluR1 agonists and related Tier 3 Products, any and all uses to treat or prevent CNS diseases and disorders except for schizophrenia (including management of the manifestation of symptoms of schizophrenia), depression, bipolar disorders and anxiety; and

(e) in the case of the Tier 3 Program directed to DbetaH inhibitors and related Tier 3 Products, any and all uses to treat or prevent CNS diseases and disorders.

1.20 “First Commercial Sale” shall mean the first sale of a Product by a party, its Affiliates or its sublicensees to a Third Party for end use or consumption of such Product in a country after the governing health regulatory authority of such country has granted Regulatory Approval. Sale to an Affiliate, to Genentech or to a sublicensee shall not constitute a First Commercial Sale.

1.21 “Human Validation Study” shall mean that certain Roche-sponsored study of the PET Ligand described in Protocol No. PP21352 (and subsequent amendments to same), entitled “A Single-Center, Open Label, Non-Randomized, Single or Repeat Dose Study to Investigate the Biokinetics, Radiation Dosimetry, and Safety of [11C]-RO5041184 as an Imaging Agent for Quantifying Brain 5HT6 Receptors with Positron Emission Tomography (PET) Following Intravenous Administration of the Radioligand in Healthy Volunteers.”

1.22 “IND” means an Investigational New Drug Application filed with the FDA pursuant to 21 CFR 312.20, or the corresponding filing in any country or regulatory jurisdiction other than the United States required for the clinical testing in humans of a pharmaceutical product.

1.23 “Information” shall mean all tangible and intangible techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, test data and results (including pharmacological, toxicological and clinical test data and results), analytical and quality control data, results, descriptions and compositions of matter.

1.24 “Initiation” of a clinical trial shall mean the first administration of a Product to a patient in such clinical trial.

1.25 “Invention” shall mean any invention conceived in the course of activities conducted pursuant to this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.26 “Joint Invention” shall mean any Invention conceived jointly by one or more employees or contractors of Roche and one or more employees or contractors of Synosia.

1.27 “Joint Patents” shall mean all Patents that claim a Joint Invention.

1.28 “Major European Market” shall mean England, France, Germany, Italy, Spain or the European Union as a whole.

1.29 “Minimum Parameters” shall mean, with respect to the POC Study, the following parameters:

(a) Patient population: prodromal Alzheimer’s disease subjects;

(b) Minimum number of subjects: 100;

(c) Test battery to be used to assess subjects: CANTAB® (Cambridge Neuropsychological Test Automated Battery); and

(d) Minimum treatment time: 12 weeks.

1.30 “NDA” shall mean a New Drug Application (as more fully defined in 21 CFR § 314.5 et seq.) and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with any equivalent agency or governmental authority outside the United States of America (including any supra-national agency such as in the European Union), including all documents, data, and other information concerning a pharmaceutical product which are necessary for gaining Regulatory Approval to market and sell such pharmaceutical product.

1.31 “Net Sales” shall mean the amount remaining after deducting from Adjusted Gross Sales (defined below) a lump sum deduction of [*****] of Adjusted Gross Sales in lieu of those sales-related deductions which are not accounted for by the Selling Party on a Product-by-Product basis (e.g., outward freights, postage charges, transportation insurance, packaging materials for dispatch of goods, custom duties, bad debt expense, and discounts generated later than the time of invoicing).

For purposes of this Agreement, “Adjusted Gross Sales” shall mean the amount of gross sales of Product invoiced by or on behalf of the Selling Party (including, for purposes of this Section 1.31, any Third Party acquiror of rights in the applicable Product) and its Affiliates (which, if Roche is the Selling Party, shall include Genentech solely for purposes of this definition, and notwithstanding the definition of “Affiliate” in Section 1.3), licensees and sublicensees to Third Parties that are not Affiliates, licensees or sublicensees of the Selling Party, less deductions of returns and return reserves (including allowances actually given for spoiled, damaged, out-dated, rejected, returned Product sold), withdrawals and recalls, rebates (including price reductions, rebates to social and welfare systems, chargebacks or reserves for chargebacks, cash sales incentives, cash discounts, government mandated rebates and similar types of rebates, e.g., Pharmaceutical Price Regulation Scheme, Medicaid), volume (quantity) discounts, and taxes (including value added or sales taxes, government mandated exceptional taxes and other taxes directly linked to the gross sales amount). Notwithstanding the foregoing, amounts received by a party or its Affiliates, licensees or sublicensees for the sale of Product among a party and its Affiliates, licensees or sublicensees for resale shall not be included in the computation of Adjusted Gross Sales hereunder. In the event the Product is sold in a finished dosage form containing a Program Compound in combination with one or more other active

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

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ingredients (a “Combination Product”), the Adjusted Gross Sales of the Product, for the purposes of this Agreement, shall be determined by multiplying the Adjusted Gross Sales (as defined above) of the Combination Product by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in a particular country of the Program Compound or Derivative when sold separately in finished form and B is the weighted average sale price in that country of the other active ingredient(s) sold separately in finished form. In the event that such average sale price cannot be determined for both the Program Compound or Derivative and the other active ingredient(s) in such Product, Adjusted Gross Sales for purposes of determining royalty payments shall be agreed by the parties based on the relative value contributed by each component, such agreement not to be unreasonably withheld.

1.32 “Opt-In Right” shall have the meaning provided in Section 3.1(d).

1.33 “Patents” shall mean (a) patents, re-examinations, reissues, renewals, extensions, supplementary protection certificates, and term restorations, and (b) pending applications for patents, including, without limitation, provisional applications, continuations, continuations-in-part, divisional and substitute applications, including, without limitation, inventors’ certificates, and foreign counterparts thereof.

1.34 “PET Ligand” shall mean the carbon-11 labeled radioactive version of RO5041184, a high-affinity, selective small molecule antagonist of the human 5HT6 receptor, being developed as a PET imaging agent.

1.35 “PET Studies” shall mean the studies designated as “PET” in the Development Plan, including the [*****] but excluding the Human Validation Study.

1.36 “Phase 1 Trial” shall mean a human clinical trial that would satisfy the requirements for a Phase 1 study as defined in 21 CFR § 312.21(a) (or its successor regulation).

1.37 “Phase 2 Trial” shall mean a human clinical trial that would satisfy the requirements for a Phase 2 study as defined in 21 CFR § 312.21(b) (or its successor regulation).

1.38 “Phase 3 Trial” shall mean a human clinical trial that would satisfy the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or its successor regulation).

1.39 “POC Study” shall mean the study of the Selected Tier 1 Compound that is designated as “POC” in the Development Plan, as more precisely set forth by the parameters in Exhibit C hereto.

1.40 “Product” shall mean a Tier 1 Product, Tier 2 Product or Tier 3 Product, as applicable.

1.41 “Program” shall mean the Tier 1 Program, the Tier 2 Program or a Tier 3 Program, as applicable.

1.42 “Program Compound” shall mean:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

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(a) in the case of the Tier 1 Program, each of Roche’s proprietary 5HT6 antagonist compounds identified in the Compound List;

(b) in the case of the Tier 2 Program, Roche’s proprietary A2A antagonist compound identified in the Compound List; and

(c) in the case of each Tier 3 Program, Roche’s proprietary compound set forth under the applicable Tier 3 Program in the Compound List.

1.43 “Regulatory Approval” shall mean any and all approvals (including price and reimbursement approvals, if required), licenses, registrations, or authorizations of any country, federal, supranational, state or local regulatory agency, department, bureau or other government entity that are necessary for the manufacture, use, storage, import, transport and/or sale of a Product in such jurisdiction.

1.44 “Roche Data Archives” shall mean the secure archive containing all Raw Data (defined below) that exist as of the Amendment Date from any study conducted by or on behalf of Roche (other than by Synosia) regarding a Program Compound within the Tier 1 Program (until such time, if ever, as Roche exercises its Opt-In Right under Section 3.1(d)), Tier 2 Program or Tier 3 Program (excluding the Tier 3 Program for mGluR1 agonists); or a Tier 1 Product (during the period specified above), Tier 2 Product or Tier 3 Product (excluding a Tier 3 Product incorporating a Program Compound from the Tier 3 Program for mGluR1 agonists); which data, in each case, is either included in a final report submitted or intended for submission to the FDA, EMEA or other regulatory body, or may be suitable for future submission to such regulatory bodies. For the purposes of this section, “Raw Data” shall be defined as all data, laboratory worksheets, laboratory notebooks, laboratory standard operating procedures, records, instrument recordings and readouts, memoranda, notes and similar materials from any study, that are the results of original observations and activities and are necessary for the reconstruction and evaluation of the report of such study.

1.45 “Roche Invention” shall mean any Invention conceived solely by one or more employees or contractors of Roche or its Affiliates.

1.46 “Roche Know-How” shall mean, to the extent necessary or useful for purposes of the development, manufacture or commercialization of a particular Program Compound or a Product based thereon, Information not included in the Roche Patents or Joint Patents that Roche or any of its Affiliates Controls on the Effective Date or during the Term, including, without limitation, all Roche Inventions.

1.47 “Roche Patents” shall mean, to the extent necessary or useful for purposes of the development, manufacture or commercialization of a particular Program Compound or a Product based thereon, all Patents that Roche or any of its Affiliates Controls as of the Effective Date or during the Term, including, without limitation, Patents claiming Roche Inventions, but excluding the Joint Patents.

1.48 “Roche Study(ies)” shall mean any and all studies conducted by or on behalf of Roche and its Affiliates (other than studies conducted by Synosia) in connection with each Program.

1.49 “Roche Technology” shall mean the Roche Patents and Roche Know-How.

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1.50 “Royalty Reductions” shall have the meaning provided in Section 6.2.

1.51 “Royalty Term” shall mean, in the case of any Product in any country of the Territory, the period of time commencing on the First Commercial Sale of such Product in such country and ending upon the later of (a) the expiration of the last-to-expire Valid Claim within the Roche Patents, Synosia Patents or Joint Patents covering the composition, use or manufacture of such Product in such country, or (b) ten (10) years after the date of First Commercial Sale of such Product in such country.

1.52 “SAD Study” shall mean the study of the Selected Tier 1 Compound that is designated as “SAD” in the Development Plan.

1.53 “Selected Tier 1 Compound” shall have the meaning provided in Section 3.1(c).

1.54 “Selling Party” shall have the meaning provided in Section 6.1.

1.55 “Stage 1 Studies” shall mean the studies of each of the Program Compounds for the Tier 1 Program described under the heading “Stage 1” in the Development Plan.

1.56 “Stage 2 Studies” shall mean the studies of the Selected Tier 1 Compound described under the heading “Stage 2” in the Development Plan. For purposes of clarification, the parties acknowledge and agree that the specific studies to be performed will depend on which of the Program Compounds for the Tier 1 Program is chosen as the Selected Tier 1 Compound.

1.57 “Synosia Commercial License” shall mean, with respect to the Tier 1 Program the rights granted to Synosia under Section 2.1(a); with respect to the Tier 2 Program the rights granted to Synosia under Section 2.1(b); and with respect to each Tier 3 Program the rights granted to Synosia under Section 2.1(c).

1.58 “Synosia Invention” shall mean any Invention conceived solely by one or more employees or contractors of Synosia.

1.59 “Synosia Know-How” shall mean, to the extent necessary or useful for purposes of the development, manufacture or commercialization of a particular Program Compound or a Product based thereon, Information not included in the Synosia Patents or Joint Patents that Synosia or any of its Affiliates Controls on the Effective Date or during the Term, including, without limitation, all Synosia Inventions.

1.60 “Synosia Patents” shall mean, to the extent necessary or useful for purposes of the development, manufacture or commercialization of a particular Program Compound or a Product based thereon, all Patents that Synosia or any of its Affiliates Controls as of the Effective Date or during the Term, including, without limitation, Patents claiming Synosia Inventions, but excluding the Joint Patents.

1.61 “Synosia Technology” shall mean the Synosia Patents and Synosia Know-How.

1.62 “Target” shall mean 5HT6, A2A, IP, mGluR1 or DbetaH, as applicable.

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1.63 “Term” shall have the meaning provided in Section 10.1.

1.64 “Territory” shall mean all countries and territories of the world.

1.65 “Third Party” shall mean an entity other than a party to this Agreement and its respective Affiliates, if any.

1.66 “Tier 1 Product” shall mean any product in any form or formulation that contains or incorporates a Program Compound described in Section 1.42(a).

1.67 “Tier 2 Product” shall mean any product in any form or formulation that contains or incorporates a Program Compound described in Section 1.42(b).

1.68 “Tier 3 Product” shall mean any product in any form or formulation that contains or incorporates a Program Compound described in Section 1.42(c).

1.69 “Valid Claim” shall mean a claim contained in (a) an issued and unexpired Roche Patent, Synosia Patent or Joint Patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise or (b) a patent application that is included in the Roche Patents, Synosia Patents or Joint Patents that has been pending for less than seven (7) years. If a claim or a patent application that ceased to be a Valid Claim under clause (b) of the preceding sentence because of the passage of time later issues as a part of a patent within clause (a) of the preceding sentence, then it shall again be considered a Valid Claim effective as of the issuance of such patent.

2.	SYNOSIA LICENSES

2.1 Grants.

(a) Tier 1 Program. Subject to the terms and conditions of this Agreement (including, without limitation, Section 3.1), Roche hereby grants to Synosia an exclusive, royalty-bearing license, with the right to sublicense, under the Roche Technology and Roche’s interest in the Joint Patents to develop, make, have made, use, sell, offer for sale, have sold and import Tier 1 Products in the Field in the Territory during the Term. Notwithstanding the exclusivity of the foregoing license, Roche retains the right, and shall be obligated, to complete the Human Validation Study, subject to the terms and conditions of this Agreement (including, without limitation, Section 2.2(b)). For the avoidance of doubt, except for the Human Validation Study, Roche has no obligation or right to conduct any other development activity with respect to any Tier 1 Product, unless Roche exercises its Opt-In Right.

(b) Tier 2 Program. Subject to the terms and conditions of this Agreement (including, without limitation, Section 3.2), Roche hereby grants to Synosia an exclusive, royalty-bearing license, with the right to sublicense following expiration of Roche’s rights under Section 3.2, under the Roche Technology and Roche’s interest in the Joint Patents to develop, make, have made, use, sell, offer for sale, have sold and import Tier 2 Products in the Field in the Territory during the Term.

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(c) Tier 3 Programs. Subject to the terms and conditions of this Agreement, Roche hereby grants to Synosia an exclusive, royalty-bearing license, with the right to sublicense, under the Roche Technology and Roche’s interest in the Joint Patents to develop, make, have made, use, sell, offer for sale, have sold and import Tier 3 Products within each of the Tier 3 Programs in the applicable Field in the Territory during the Term.

2.2 Technology Transfer.

(a) Roche Patents. Roche represents and warrants that Exhibit D hereto is a true and complete list of the Roche Patents cases relating to Tier 1, 2 and 3 compounds as of the Amendment Date. Within thirty (30) days after the Amendment Date, Roche shall provide to Synosia copies of all such Roche Patents, to the extent not already in the public domain and not previously provided to Synosia. During the Term (or, solely in the case of the Tier 1 Program, until Roche’s exercise (if any) of the Opt-In Right), Roche shall use commercially reasonable efforts to provide to Synosia copies of all additional Roche Patents arising after the Amendment Date. From and after such time (if ever) as Roche acquires all outstanding shares of Genentech, references to “Roche” in this Section 2.2(a) shall be deemed to include Genentech.

(b) Roche Know-How. Roche represents and warrants that, to the best of its knowledge as of the Amendment Date, Exhibit E hereto is a true and complete list of the Roche Know-How in Roche’s possession as of the Amendment Date. Exhibit E hereto includes a list of all Roche Studies conducted on or prior to the Amendment Date and a list of all existing final reports of such Roche Studies. In this list all reports that are final and have already been transferred to Synosia before the Amendment Date are marked as ‘transferred’. If data from any Roche Study exists but, as of the Amendment Date, has not yet been captured in a final report suitable for submission to regulatory authorities, the list shows a date for completion of such reports and transfer to Synosia. In addition Roche shall be obligated to complete the Human Validation Study and, within thirty (30) days after Completion thereof, to deliver to Synosia the final report of the results of the Human Validation Study, in a form suitable for submission to regulatory authorities. Exhibit E also contains a true and complete list of all INDs and applications (including correspondence) for Regulatory Approvals with respect to Program Compounds from the Tier 1 Program in the Field in the Territory and the PET Ligand existing as of the Amendment Date. For Program Compounds from the Tier 2 Program and Tier 3 Programs, Exhibit E only lists Know-How and reports which have not already been transferred to Synosia between the Effective Date and the Amendment Date. As promptly as practicable following the Amendment Date, but no later than the applicable date specified in Exhibit E, Roche shall transfer to Synosia all of such Roche Know-How (excluding Raw Data), to the extent not in the public domain and not previously transferred to Synosia. All of the activities contemplated by this Section 2.2(b) shall be conducted by Roche at no cost to Synosia.

(c) Regulatory Filings. Within thirty (30) days after the Amendment Date, Roche shall take such actions as are reasonably necessary to transfer and assign to Synosia all INDs and applications with respect to Program Compounds from the Tier 1 Program for Regulatory Approvals (excluding, however, those INDs already transferred and assigned to Synosia before the Amendment Date and Roche’s IND pertaining to the Human Validation Study) and shall take such actions as may be necessary to inform regulatory authorities in the Territory of this assignment and transfer. In addition, within thirty (30) days after delivery to Synosia of the final report of the results of the Human Validation Study, Roche shall take such actions are reasonably necessary to transfer and assign to Synosia all INDs and applications for Regulatory Approvals with respect to Roche’s IND pertaining to the Human Validation Study

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(including all amendments thereto) and shall take such actions as may be necessary to inform regulatory authorities in the Territory of this assignment and transfer. From and after the Amendment Date until such time (if ever) as Synosia’s license under Section 2.1(a) terminates, Synosia shall be free to file INDs and applications for Regulatory Approvals with respect to Program Compounds from the Tier 1 Program and the PET Ligand in the Field in the Territory and shall solely own all of such INDs and applications for Regulatory Approval. From and after such time (if ever) as Roche acquires all outstanding shares of Genentech, references to “Roche” in this Section 2.2(c) shall be deemed to include Genentech.

(d) Materials Transfer Agreements. Roche represents and warrants that all existing materials transfer agreements (“MTAs”) between Roche and any Third Party with respect to any Program Compound are listed in Exhibit G hereto, and Roche agrees to transfer copies of such MTAs to Synosia within thirty (30) days after the Amendment Date.

(e) Compound Supply.

(i) Tier 1. Roche represents and warrants that Exhibit F hereto contains a true and complete list of all existing (as of the Amendment Date) quantities of Tier 1 Program API, intermediates of such API, analytical markers and standards, drug product containing such API, placebo, and PET Ligand (collectively, “Tier 1 Materials”). Within thirty (30) days after the Amendment Date, Roche shall confirm the suitability for clinical use of such Tier 1 Materials by complete specification testing and issuance of a new Certificate of Analysis with an extended retest date, and shall supply all of such Tier 1 Materials (together all associated supporting documentation necessary for quality assessment or regulatory filings) to Synosia at no cost; provided, however, that Roche may retain such quantities of those Tier 1 Materials that are necessary for Roche to complete the Human Validation Study. Synosia shall not administer any such produced Tier 1 Materials to humans prior to testing and release of the same by Synosia.

(ii) Tier 2. Roche represents and warrants that at the Amendment Date all existing quantities of Tier 2 Program API and intermediates of such API (together with associated supporting documentation that is required for quality assessment or regulatory filings) have been transferred to Synosia.

(iii) Tier 3.

(1) Roche represents and warrants that at the Amendment Date all existing quantities of Program Compound API for the Tier 3 Program directed to IP antagonists (together with associated supporting documentation that is required for quality assessment or regulatory filings) have been transferred to Synosia. Roche represents and warrants that Exhibit G hereto contains a true and complete list of all existing (as of the Amendment Date) quantities of analytical markers and process intermediates for such Program Compound API. Within thirty (30) days after the Amendment Date, Roche shall supply all of such analytical markers and process intermediates (together with associated supporting documentation) to Synosia at no cost.

(2) Roche represents and warrants that at the Amendment Date all existing quantities of Program Compound API and intermediates of such API for the Tier 3 Program directed to mGluR1 agonists (together with associated supporting documentation that is required for quality assessment or regulatory filings) have been transferred to Synosia.

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(3) Roche represents and warrants that at the Amendment Date all existing quantities of Program Compound API and intermediates of such API for the Tier 3 Program directed to DbetaH inhibitors (together with associated supporting documentation that is required for quality assessment or regulatory filings) have been transferred to Synosia.

(f) General. The supply of compounds and material under this Section 2.2(d) shall be limited to those existing and available at Roche as of the Amendment Date. There shall be no diligence obligation to Roche to manufacture and supply any additional quantities of API or API intermediates for Tier 1, Tier 2 and Tier 3 Program Compounds.

2.3 Governance.

(a) Governance Structure. Promptly following the Amendment Date, the parties shall convert the former “Working Group” into a committee (the “Development Review Group” or “DRG”) to oversee the development of Tier 1 Products from the Amendment Date until the end of the Development Term.

(b) Composition of DRG. The Development Review Group shall be composed of an equal number of representatives of Roche and Synosia, with appropriate seniority and functional expertise. Each party may change its representatives to the Development Review Group from time to time in its sole discretion, effective upon notice to the other party of such change. Both parties shall use Commercially Reasonable Efforts to keep an appropriate level of continuity in representation. Additional representatives from both parties with appropriate technical credentials, experience and knowledge, and an ongoing familiarity with the Programs or external consultants may from time to time, by mutual consent of the parties, be invited to attend Development Review Group meetings, subject to such external consultants’ written agreement to comply with confidentiality and non-use obligations equivalent to those set forth in Section 9 hereof. The Development Review Group shall be chaired by a representative of Synosia.

(c) Decision-Making. All decisions of the Development Review Group shall be unanimous, with the representatives of each party collectively having one vote. Except as set forth in Section 2.4(a), if the Development Review Group cannot or does not, after good faith efforts, reach agreement on an issue, then such issue shall be referred to the Head of the CNS Disease Biology Area of Roche and the Chief Executive Officer of Synosia. Such executives of the parties shall meet promptly thereafter and shall negotiate in good faith to resolve such issue. If they cannot resolve such issue within thirty (30) days after commencing such negotiations, then the resolution and/or course of conduct shall be determined by the Chief Executive Officer of Synosia or his designee. Notwithstanding the foregoing, if such dispute is with respect to (i) determination which PET Study(ies) (if any) Synosia will perform as described in Section 3.1(b), or (ii) a proposal by Synosia to modify or depart from any of the Minimum Parameters of the POC Study, then the preceding sentence will not apply.

(d) Responsibilities. The Development Review Group’s responsibilities shall consist of the following:

(i) encouraging and facilitating ongoing cooperation and communication between the parties;

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(ii) serving as the primary means by which Roche may assist Synosia with the preparation and filing of INDs with respect to Tier 1 Products in the Field;

(iii) serving as the primary means by which Synosia may request access to Roche Data Archives pursuant to Section 2.7 and overseeing and coordinating such access and applicable information transfer;

(iv) determining which PET Study(ies) (if any) Synosia will perform pursuant to Section 3.1(b);

(v) considering and approving amendments to the Development Plan;

(vi) periodically assessing whether continued development of Tier 1 Products is commercially reasonable in light of safety and/or efficacy data and results generated by Synosia in performing the Development Plan;

(vii) discussing in good faith the potential expansion of the Field for the Tier 2 Program or any Tier 3 Program (including, without limitation, development of Products for additional patient populations beyond those initially contemplated by this Agreement), provided that Roche will have the right to exclude from such Field those specific indications for which there is an active Competing Roche Program, subject to Section 2.5(a); and

(viii) serving as the primary mechanism by which Roche keeps Synosia informed of the availability of additional Roche-Controlled compounds in the Programs and of additional Roche programs that may be available for inclusion as Programs hereunder.

(e) Meetings. The Development Review Group shall meet as deemed necessary by its members, but at least one (1) time per calendar year, with the location for such meetings alternating between Synosia and Roche facilities (or such other locations as is mutually agreed by the parties). Alternatively, the Development Review Group may meet by means of teleconference, videoconference or other similar communications equipment. The DRG chairman shall be responsible for sending invitation and agenda reasonably in advance of all meetings.

(f) Minutes. Responsibility for preparing definitive minutes of each Development Review Group meeting shall be with Synosia. The minutes of each meeting shall be circulated as a draft to all members of the Development Review Group for comments within 15 days after such meeting. Such minutes shall include:

(i) a description, in reasonable detail, of the progress of development efforts with respect to Tier 1 Products, Tier 2 Products and Tier 3 Products, and of the discussions at the meeting;

(ii) a reasonably detailed description of any actions or determinations approved by the Development Review Group at such meeting (including, without limitation, the identities of any additional Roche-Controlled compounds in the Programs and/or additional Roche programs that Roche, at its sole discretion, has indicated may be available to Synosia);

(iii) if any changes to the Compound List were approved at such meeting, a complete amended and restated Compound List reflecting such changes.

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The parties shall discuss any comments on such minutes and finalize the minutes by no later than thirty (30) days after such meeting.

(g) Expenses. Each party shall bear its own expenses including travel and accommodation costs related to the attendance of Development Review Group meetings by its representatives;

(h) Alliance Managers. To facilitate communication between the parties on a day-to-day basis, within ten (10) days after the Effective Date, each party shall designate an Alliance Manager. The Roche Global Alliance Director and his/her counterpart at Synosia shall be the primary points of contact between the parties with respect to matters arising under this Agreement. They are members of the Development Review Group.

2.4 Diligence.

(a) Tier 1 Program. Synosia shall use Commercially Reasonable Efforts to perform the activities contemplated by the Development Plan (as in effect from time to time), unless Roche’s and Synosia’s representatives on the DRG unanimously determine in good faith that the continued development of Tier 1 Products is not commercially reasonable. In addition, unless and until the earlier of (i) Synosia’s exercise of its termination rights under Section 10.3(c), and (ii) Roche’s exercise of its Opt-In Right, Synosia shall use Commercially Reasonable Efforts to develop and commercialize (directly and/or through one or more Affiliates or sublicensees) at least one Tier 1 Product in the United States and Europe and in such other markets in the Territory as Synosia deems commercially reasonable.

(b) Tier 2 and 3 Programs. Synosia shall use Commercially Reasonable Efforts to develop and commercialize (directly and/or through one or more Affiliates or sublicensees) at least one Tier 2 Product and one Tier 3 Product for each of the Tier 3 Programs in the United States and Europe and in such other markets in the Territory as Synosia deems commercially reasonable. Without limiting the generality of the foregoing, with respect to any given Tier 2 or Tier 3 program, if Synosia has not Initiated a Phase 2 Trial of a product within such Program within the applicable period specified below, then Roche shall have the right to terminate all related licenses granted to Synosia herein for such Compound and such Program:

(i) Tier 2 Program: [*****] after obtaining the Synosia Commercial License for such Program (i.e., by [*****]);

(ii) Tier 3 Program directed to IP antagonists: [*****] after the initial grant of the Synosia Commercial License for such Program (i.e., by [*****]);

(iii) Tier 3 Program directed to mGluR1 agonists: [*****] after the initial grant of the Synosia Commercial License for such Program (i.e., by [*****]); and

(iv) Tier 3 Program directed to dBetaH inhibitors: [*****] after obtaining the Synosia Commercial License for such Program (i.e., by [*****]).

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(c) Updates. No later than thirty (30) days from the end of each calendar year, Synosia shall notify Roche of the progress of the development activities for the Tier 1 Program, the Tier 2 Program and the Tier 3 Programs (unless otherwise provided through the DRG and captured in minutes of a DRG meeting) achieved for the calendar year in a written report, including all significant events (e.g., initiation and completion of pre-clinical trials).

2.5 Rights of First Refusal and Negotiation.

(a) Program Compounds. Notwithstanding the exclusion of one or more indications from the Field for the Tier 1 Program, the Tier 2 Program or any Tier 3 Program (each, an “Excluded Indication”), if, prior to the third (3rd) anniversary of the Amendment Date, Roche proposes to grant to any Third Party any license or other right to develop or commercialize any Program Compound for the Tier 1 Program, the Tier 2 Program or any Tier 3 Program for any Excluded Indication in the Territory, or for any indication outside the Field in the Territory, then, promptly after reaching agreement in principle with such Third Party regarding the material terms upon which Roche would grant such license or right (the “Third Party Terms”) but before entering into any definitive agreement with such Third Party, Roche shall notify Synosia in writing of the Third Party Terms. During the sixty (60)-day period following Synosia’s receipt of the Third Party Terms, Roche shall, and it hereby does, grant to Synosia an exclusive right of first refusal to obtain such license or right on the Third Party Terms. If Synosia wishes to exercise such right of first refusal, then upon Synosia’s written notification to Roche given at any time prior to the expiration of such sixty (60)-day period, the parties shall use their best efforts to enter into a definitive agreement on the Third Party Terms as promptly as practicable thereafter. If Synosia fails to exercise its right of first refusal by the expiration of such sixty (60)-day period, or if Synosia exercises such right but the parties fail to enter into a definitive agreement within four (4) months after such exercise, then Roche shall be free to grant such license or right to the Third Party on terms no more favorable to such Third Party than the Third Party Terms. In addition, if, on or after the third (3rd) anniversary of the Amendment Date and prior to the sixth (6th) anniversary of the Amendment Date, Roche proposes to grant any license or other right to develop or commercialize, any Program Compound for the Tier 1 Program, the Tier 2 Program or any Tier 3 Program for any Excluded Indication in the Territory, then Roche shall, prior to initiating negotiations with such Third Party with respect thereto, provide written notice of such intent to Synosia, which notice shall identify the applicable Program Compound and Excluded Indication(s) for which Roche proposes to grant such rights. During the sixty (60)-day period following the date Roche delivers such notice, Roche shall, and it hereby does, grant to Synosia an exclusive right of first negotiation to obtain such license or rights. If Synosia wishes to exercise such right of negotiation, then upon Synosia’s written notification to Roche given at any time prior to the expiration of such sixty (60)-day period, the parties shall negotiate in good faith for up to an additional four (4) months regarding the consideration and other terms pursuant to which Roche would grant such license or rights to Synosia, and such exclusive right shall automatically be extended until the end of such four (4)-month negotiation period.

(b) Competing Compounds. On a Program-by-Program basis with respect to the Tier 2 Program and any Tier 3 Program (but not the Tier 1 Program), until the earlier of (i) such time as any Synosia Commercial License with respect to such Program have all expired and (ii) the sixth (6th) anniversary of the Effective Date, if Roche proposes to grant to any Third Party an exclusive license to develop or commercialize, for any indication in the Field in the United States of America or a Major European Market, any Roche-Controlled compound from a Competing Roche Program (each, a “Competing Compound”) (other than licenses solely under Roche patents which are granted solely for the purpose of enabling Third Parties to

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develop or commercialize compounds that are different from those that are the subject of this Agreement), then Roche shall, prior to initiating negotiations with any Third Party with respect thereto, provide written notice of such intent to Synosia, which notice shall identify the applicable Competing Compound and the indication(s) in the Field for which Roche proposes to grant such rights. During the sixty (60)-day period following the date Roche delivers such notice, Roche shall, and it hereby does, grant to Synosia an exclusive right of first negotiation to obtain an exclusive, royalty-bearing license, including the right to sublicense, to develop, make, have made, use, sell, have sold, offer for sale and import such Competing Compound in the Field in the Territory. If Synosia wishes to exercise such right of negotiation, then upon Synosia’s written notification to Roche given at any time prior to the expiration of such sixty (60)-day period, the parties shall negotiate in good faith for up to an additional four (4) months regarding the consideration and other terms pursuant to which Roche would grant such license to Synosia, and such exclusive right shall automatically be extended until the end of such four (4)-month negotiation period. If Synosia waives or otherwise fails to exercise such right of first negotiation prior to the expiration of the initial sixty (60)-day period, or if Synosia exercises the such right of first negotiation but the parties fail to enter into a definitive agreement by the end of the four (4)-month negotiation period, then, effective as of the expiration of the applicable period, Synosia’s right of negotiation under this Section 2.5(b) with respect to the applicable Competing Compound shall terminate and be of no further force or effect, and Roche shall be free to grant such license or other right to a Third Party. In addition, this Section 2.5(b) shall terminate and be of no further force or effect upon a Change of Control. For purposes of this Section 2.5(b) only, “Change of Control” shall mean any of the following events: (A) any Third Party (or group of Third Parties acting in concert) becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the voting power of the stock then outstanding of Synosia; (B) Synosia consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into Synosia, in either event pursuant to a transaction in which fifty percent (50%) or more of the total voting power of the stock outstanding of the surviving entity normally entitled to vote is not held by the parties holding more than fifty percent (50%) of the outstanding shares of Synosia preceding such consolidation or merger; (C) any Third Party (or group of Third Parties acting in concert) obtain the power to direct or cause the direction of the management and policies of Synosia by any lawful means whatsoever; or (D) Synosia conveys, transfers or leases all or substantially all of its assets; provided, however, that a “Change of Control” shall not include any bona fide equity or convertible debt financing transaction with financial investors.

2.6 Expansion of Field. If Synosia wishes to develop a Tier 2 Product or Tier 3 Product for a CNS indication outside of the applicable Field; then Synosia may provide written notice thereof to Roche. In such event, the parties shall promptly engage in good faith discussions regarding the possibility of expanding the applicable Field for such Products to include such indication on commercially reasonable terms. Any such expansion of the Field shall become effective only upon mutual written agreement of the parties.

2.7 Access to Roche Data Archives. True and complete index lists of the contents of the Roche Data Archives for each Program (except for the Tier 2 Program, for which access to the Roche Data Archives will continue through the Basel site, and except for the Tier 3 Program for mGluR1 agonists, for which the data archive has already been transferred to Synosia before the Amendment Date) are part of Exhibit H. Roche shall, at all times during the term of the Synosia Commercial License with respect to the Tier 1 Program, the Tier 2 Program or any Tier 3 Program, maintain the Roche Data Archives in such form and location as will permit Synosia to comply with audit requests or other requests for access by regulatory authorities with respect to any Program Compound or Product within such Program. With

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respect to the Raw Data contained in the Roche Data Archives, Roche shall endeavor to provide, to the extent permissible under law and in accordance with Roche policies, access to records pertaining to instrument calibration, controlled storage condition monitoring, workplace policies, guidelines, and standard operating procedures. If any regulatory authority notifies either party of any required or proposed inspection of the Roche Data Archives, such party shall promptly notify the other party thereof in writing, and, to the extent required by applicable law or otherwise necessary for Synosia to comply with its obligations under applicable law, Roche shall make the Roche Data Archives available (upon reasonable advance notice and during normal business hours) to Synosia’s representatives and/or regulatory inspectors at the Roche facilities where the Roche Data Archives are maintained. In addition, if Synosia requests access to the Roche Data Archives for any other reasonable and proper purpose, Roche shall make the Roche Data Archives available (upon reasonable advance notice and during normal business hours) to Synosia’s representatives or to Third Parties designated in writing by Synosia and approved by Roche (such approval not to be unreasonably withheld) at the Roche facilities where the Roche Data Archives are maintained. If Roche determines to cease maintaining the Roche Data Archives in accordance with this Section, then Roche shall provide at least sixty (60) days’ prior written notice thereof to Synosia. During such sixty (60) day notice period, Roche shall continue to maintain such Roche Data Archives in full compliance with this Section. Upon Synosia’s written request given prior to the end of such sixty (60) day notice period, Roche shall deliver such Roche Data Archives to Synosia or its Third Party designee in such form and format as such Roche Data Archives then exist, and Synosia shall reimburse Roche for the reasonable and documented out-of-pocket costs incurred by Roche in so delivering the Roche Data Archives.

2.8 [*****] Notwithstanding the provisions of Section 2.4(a), if the FDA requires the performance of one or more additional pre-clinical studies of the Program Compound known as RO 4431615 (each, an “[*****]”) and/or modification of the design of that certain clinical trial of such Program Compound designated as “PET” in the Development Plan to be conducted as part of the Stage 1 Studies (the “[*****]”) as a condition to allowing Synosia to conduct the [*****], then:

(a) Synosia shall determine, in its sole discretion, whether to conduct the [*****] and/or to modify the [*****] design, as applicable;

(b) if Synosia elects to conduct the [*****] and/or to modify the [*****] design, as applicable, then, to the extent that the initiation or completion of the [*****] is delayed by such FDA requirement, Synosia shall not be deemed to have breached its diligence obligations under Section 2.4(a) with respect to the conduct of Development Plan activities with respect to such Program Compound; and

(c) if the FDA refuses to allow Synosia to conduct the [*****], then Synosia’s failure to conduct such trial shall not constitute a breach of Synosia’s diligence obligations under Section 2.4(a) with respect to the conduct of Development Plan activities with respect to such Program Compound.

3.	ROCHE RIGHTS TO TIER 1 PROGRAM AND TIER 2 PROGRAM

3.1 Tier 1 Program.

(a) End of SAD Study. Within thirty (30) days after Completion of the SAD Study, the Development Review Group shall convene a meeting to discuss the results of the

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SAD Study and specifically to discuss the potential substitution of the development plan designated as “Project Plan B” in Exhibit B for the priority development plan designated “Project Plan A” in Exhibit B as the Development Plan. Synosia shall consider Roche’s recommendation regarding such substitution in good faith, but Synosia shall have the final decision-making authority with regard to such substitution.

(b) End of Stage 1. Synosia shall provide written notice to Roche of the Completion of the Stage 1 Studies within thirty (30) days after such Completion and will provide to Roche a copy of the final reports of the results of the Stage 1 Studies. Within thirty (30) days after delivery of such notice and reports, the Development Review Group shall convene a meeting (i) to discuss the results of the Stage 1 Studies and (ii) if Synosia had previously substituted Project Plan B for Project Plan A pursuant to Section 3.1(a), to determine which PET Study(ies) (if any) Synosia will perform. A determination that none, one or both of the PET Study(ies) will be performed shall require the unanimous approval of the DRG.

If Synosia wishes to exercise its termination rights under Section 10.3(c), then, within thirty (30) days after such DRG meeting, Synosia shall deliver to Roche written notice of such exercise, including a detailed compilation of all Development Costs, which Development Costs will become the basis upon which Roche shall make payment of the amount specified in Section 10.4(c) in accordance with such Section.

(c) Selection of Tier 1 Program Compound. Unless Synosia has previously exercised its termination right under Section 10.3(c) as set forth in Section 3.1(b), Synosia shall select which Program Compound from the Tier 1 Program as to which Synosia elects to pursue further development (the “Selected Tier 1 Compound”) by written notice to Roche given within the applicable period specified below:

(i) except as expressly set forth in Section 3.1(c)(ii), within thirty (30) days after the DRG meeting specified in Section 3.1(b); and

(ii) if (A) Synosia elects to substitute the development plan designated as “Project Plan B” in Exhibit B for the development plan designated “Project Plan A” in Exhibit B pursuant to Section 3.1(a), and (B) the DRG unanimously agrees pursuant to said Section (b) that none, one or both of the PET Studies will be performed, then within thirty (30) days after Completion of the PET Study(ies) (as applicable).

(d) End of Stage 2. If Synosia conducts the Stage 2 Studies, then Synosia shall provide written notice to Roche of the Completion of the Stage 2 Studies within thirty (30) days after such Completion and will provide to Roche a copy of the final reports of the results of the Stage 2 Studies and a list of any Synosia Technology not previously disclosed to Roche that is relevant to the Tier 1 Products. Synosia shall, at Roche’s request, promptly establish a Data Room regarding the Tier 1 Products. During the forty-five (45)-day period following availability of the Data Room, Synosia shall, at Roche’s request, permit Roche to review the information in the Data Room and conduct discussions with appropriate personnel of Synosia on the Tier 1 Product. During the ninety- (90-) day period following the date Synosia delivers such notice, Roche shall have the right, exercisable by written notice to Synosia and payment in full pursuant to Section 10.4(c), to acquire from Synosia the exclusive right to develop and commercialize the Tier 1 Products and terminate the license granted to Synosia under Section 2.1(a) (the “Opt-In Right”).

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(e) License Under Synosia Technology. Effective only upon either (i) Synosia’s termination of its license under Section 2.1(a) pursuant to Section 10.3(c), or (ii) Roche’s written notice of exercise of its Opt-In Right and payment in full pursuant to Section 5.1, Synosia shall be deemed to have granted, and hereby does grant, to Roche an exclusive, worldwide, royalty-bearing license, including the right to sublicense, under the Synosia Technology and Synosia’s interest in the Joint Patents to develop, make, have made, use, sell, have sold, offer for sale and import Tier 1 Products in the Field, subject to the terms and conditions of this Agreement (including, without limitation, Sections 5, 6 and 10.4(c)).

(f) Technology Transfer. Commencing immediately after the effectiveness of the license set forth in Section 3.1(e), Synosia shall disclose to Roche all Synosia Patents claiming the manufacture, use or sale of Tier 1 Products (to the extent not already in the public domain) and all Synosia Know-How relating to the Tier 1 Program that is available in written, graphic, electronic or other tangible form.

(g) Negative Covenants. Unless and until the license set forth in Section 3.1(e) becomes effective, Roche covenants that it will not (directly or indirectly, itself or through an Affiliate or Third Party): (i) conduct any development or commercialization activities with respect to Tier 1 Products, with the sole exception of the Human Validation Study; (ii) sell, license or transfer to any Affiliate or Third Party any of Roche’s rights with respect to Tier 1 Products, except as part of a permitted assignment pursuant to Section 13.6 (in which case Roche’s successor-in-interest shall be bound by the covenants set forth in this Section 3.1(g)); and (iii) use or practice any Synosia Technology, Joint Invention or Joint Patents in connection with the development or commercialization of Tier 1 Products or otherwise.

3.2 Tier 2 Program. Provided Roche has previously waived its right to receive the License Maintenance Fee set forth in Section 4.2(a), then if Synosia decides to exclusively license or sell to any Third Party the right to develop or commercialize any Tier 2 Product in any country within the Territory, then Synosia shall so notify Roche in writing. The notification shall identify the country or countries and the principal, material commercial terms on which Synosia proposes for Roche to obtain such license. If Roche wishes to negotiate for such rights, then Roche shall, within thirty (30) days after receipt of such notice, Roche shall notify Synosia in writing of the principal, material commercial terms on which Roche would be willing to obtain such rights. If Roche notifies Synosia of such terms within thirty (30) days after the initial notice from Synosia, then Synosia shall, at Roche’s request, promptly establish a Data Room regarding the Tier 2 Products. During the forty-five (45)-day period following availability of the Data Room, Synosia shall, at Roche’s request, permit Roche to review the information in the Data Room and conduct discussions with appropriate personnel of Synosia on the Tier 2 Product. At any time during the period of one hundred twenty (120) days following the initial notice by Synosia, at Roche’s request, Roche and Synosia shall negotiate in good faith the principal, material commercial terms of such license. If Synosia does not accept the terms initially proposed by Roche, then Synosia may at any time and any number of times during the first one hundred (100) days of such one hundred twenty (120)-day period deliver a counter-proposal to Roche in an attempt in good faith to reach agreement with Roche on the principal, material commercial terms. The final written proposal made by Synosia to Roche during such 100-day period shall constitute the “Final Proposed Terms” of the relevant proposal by Synosia. Within such one hundred twenty (120) days, either Roche shall exercise in writing its right for a license for such Tier 2 Product on the Final Proposed Terms or Roche shall be deemed to have waived the right with respect to that particular exercise period.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

If Roche timely exercises its rights under the preceding paragraph for such Tier 2 Product in the applicable territory, then no later than ninety (90) days following acceptance by Roche of the Final Proposed Terms, the parties shall negotiate in good faith terms of a definitive license agreement with respect to such Tier 2 Product.

If Roche fails to exercise its rights under the first paragraph of this Section 3.2 for such Tier 2 Product in the applicable territory within one hundred twenty (120) days of notification by Synosia, or if the parties fail to timely enter into a definitive license agreement for such Tier 2 Product with respect to the proposed territory in accordance with the preceding paragraph, then Synosia shall be free to grant one or more Third Parties a license to make, have made, use, sell, offer for sale (including the right to detail and promote), have sold and import such Tier 2 Product in the proposed territory, provided that such license shall be on terms, taken as a whole, no more favorable to the licensee than those that were offered to Roche in the Final Proposed Terms, taken as a whole.

If Synosia fails to enter into a definitive license agreement with a Third Party on the Product with respect to the proposed territory within eighteen (18) months after the end of the one hundred twenty (120) day period after notification by Synosia, then Roche shall have such rights anew; provided, however, that Roche’s rights under this Section 3.2 shall terminate upon the first commercial launch of a Tier 2 Product in the United States or a Major European Market (whichever occurs first).

Notwithstanding anything to the contrary in this Agreement, Synosia may retain the right to make, use or sell (including the right to market (i.e., detail and promote)) Product in any or all of the Territory by itself or by any Affiliate under its control.

4.	SYNOSIA PAYMENT OBLIGATIONS

4.1 Upfront Consideration. Roche acknowledges that Synosia’s performance of the Stage 1 Studies as required by this Agreement will require Synosia to expend funds and resources. Synosia’s agreement to expend such funds and resources and its compliance with its diligence obligations with respect to performance of the Stage 1 Studies constitute the upfront consideration due by Synosia under this Agreement with respect to the Tier 1 Program, Tier 2 Program and Tier 3 Programs.

4.2 License Maintenance Fees.

(a) Tier 2 Program. Synosia shall pay to Roche a license maintenance fee of [*****] due and payable either (i) by [*****], or (ii) if any clinical trial of a Tier 2 Product is ongoing as of such date, then by the earlier of (x) [*****]. Notwithstanding the above, Roche has the right to waive the license maintenance fee and retain the rights set forth in Section 3.2 and Roche’s right to waive the license maintenance fee supersedes Synosia’s right to pay the license maintenance fee. If Roche does not waive the license maintenance fee, then Roche’s rights under Section 3.2 shall terminate upon Synosia’s payment of such license maintenance fee.

(b) Tier 3 Programs.

(i) IP Antagonists. With respect to the Tier 3 Program directed to IP antagonists, Synosia shall pay to Roche a license maintenance fee of [*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****] due and payable either (i) by [*****], or (ii) if any clinical trial of a Tier 2 Product is ongoing as of such date, then by the earlier of (x) [*****];

(ii) mGluR1 Agonists. With respect to the Tier 3 Program directed to mGluR1 agonists, Synosia shall pay to Roche a license maintenance fee of [*****] due and payable either (i) [*****], or (ii) if any clinical trial of a Tier 2 Product is ongoing as of such date, then by the earlier of (x) [*****]; and

(iii) dBetaH Inhibitors. With respect to the Tier 3 Program directed to dBetaH inhibitors, Synosia shall pay to Roche a license maintenance fee of [*****] due and payable either (i) by [*****], or (ii) if any clinical trial of a Tier 2 Product is ongoing as of such date, then by the earlier of (x) [*****].

The license maintenance fee with respect to the Tier 2 Program or any Tier 3 Program shall be payable either entirely in cash or entirely in preferred stock of Synosia Therapeutics Holding Ltd. (the “Synosia Holding”), as determined in accordance with this paragraph. Each such license maintenance fee will be payable entirely in cash, unless Roche notifies Synosia in writing, no later than ten (10) business days before the date upon which such license maintenance fee becomes due hereunder, that Roche wishes to have such license maintenance fee be payable in preferred stock of Synosia Holding. Synosia shall notify Roche in writing of the price per share of Synosia Holding preferred stock issuable to Roche and the valuation of Synosia Holding preferred stock on a fully diluted basis on a date selected by Synosia that is at least thirty (30) but no more than forty (40) business days prior to the date on which such license maintenance fee is due and payable (such date being hereinafter referred to as the “Valuation Date” for such license maintenance fee). The number of shares of Synosia Holding preferred stock issuable to Roche in any such instance (the “Roche Shares”) shall be determined by dividing the Swiss Franc equivalent of [*****], based on the average of the rates of exchange reported in The Wall Street Journal, Eastern U.S. Edition, on the ten (10) business days immediately preceding the date the applicable license maintenance fee is due, by the applicable amount set forth below:

(1) if the most recent Synosia Holding preferred stock financing transaction preceding the date upon which such license maintenance fee is due and payable (the “Last Round”) occurred less than nine (9) months prior to the date upon which such license maintenance fee is due and payable, the price per share of Synosia Holding preferred stock paid by investors in the Last Round (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the Last Round); or

(2) if the Last Round occurred more than nine (9) months prior to the date upon which such license maintenance fee is due and payable, the then-current fair market value per share of Synosia’s preferred stock as of the date upon which such license maintenance fee is due and payable, as determined in good faith by Synosia Holding’s board of directors.

The Roche Shares may, but need not, be of the same series as the Last Round, as determined by Synosia Holding’s board of directors in its sole discretion; provided, however, that the Roche Shares shall have the same rights, preference and privileges as the shares of

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

preferred stock issued in the Last Round (as set forth in Synosia Holding’s charter or organizational documents as in effect on the date upon which such license maintenance fee is due and payable (the “Charter”)), except that that the deemed original issue price per Roche Share shall be equal to the price per share used to calculate the number of Roche Shares issued pursuant to Section 4.2(b)(1) or Section 4.2(b)(2) above, as applicable (as adjusted for any stock dividends, combinations, splits, recaps and the like), and for the avoidance of doubt, in the event of a Liquidation Event with respect to Synosia Holding (as defined in the Amended and Restated Certificate of Incorporation of Synosia US, as in effect on the Amendment Date (the “Certificate”), mutatis mutandis), the Roche Shares shall rank pari passu with the shares issued in the Last Round with respect to dividends, liquidation, anti-dilution protection and redemption. Synosia’s obligation to issue any Roche Shares hereunder shall be subject to applicable federal and state securities laws and the receipt of such investment representations from Roche as Synosia may reasonably require.

Notwithstanding the foregoing, the license maintenance fee with respect to the Tier 2 Program or any Tier 3 Program shall be payable solely in cash if such license maintenance fee becomes due and payable on or after the first to occur of the following: (A) the date of the closing of a firm commitment underwritten public offering of (y) the common stock of Synosia US pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended or (z) the common stock of Synosia Holding on the Swiss Stock Exchange; and (B) the date of the closing of an Acquisition or Asset Transfer, each as defined in the Certificate as in effect on the Amendment Date, mutatis mutandis.

To allow Roche to make a decision as to whether to accept cash or equity with respect to any license maintenance fee, Roche shall be entitled to conduct due diligence upon written request made within five (5) business days after the Valuation Date for such license maintenance fee. Within five (5) business days after such request by Roche, Synosia shall provide to Roche such documentation as Synosia would provide to any arm’s-length potential investor in connection with such investor’s due diligence investigation of Synosia, subject to applicable non-disclosure or similar obligations to Third Parties. Such documentation shall be limited to documents already existing at such time. After Roche has received the necessary documentation, Roche shall have until the date that is ten (10) business days prior to the date upon which such license maintenance fee is due and payable in which to make a decision as to whether it would rather receive cash or equity and to notify Synosia of such decision.

4.3 Development Event Payments. Synosia will pay to Roche the following non-refundable development event payments [*****] following the achievement of the corresponding events described in the tables below. Each such development event payment will be payable only one time per Program during the Term, irrespective of the number of Products from such Program that may achieve the applicable development event.

(a) Tier 1 Products. Synosia shall pay to Roche the following one-time development event payments with respect to the first Tier 1 Product to achieve the applicable development events (whether such development event is achieved by Synosia or its Affiliate or sublicensee), unless and until such time as Roche exercises its Opt-In Right:

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

(b) Tier 2 Products. Synosia shall pay to Roche the following one-time development event payments with respect to the first Tier 2 Product to achieve the applicable development events (whether such development event is achieved by Synosia or its Affiliate or sublicensee), unless and until Roche exercises its right to obtain a license for Tier 2 Products pursuant to Section 3.2:

[*****]

(c) Tier 3 Products. Synosia shall pay to Roche the following one-time development event payments with respect to the first Tier 3 Product from each Tier 3 Program to achieve the applicable development events (whether such development event is achieved by Synosia or its Affiliate or sublicensee):

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

4.4 Royalties. Synosia will pay to Roche royalties on annual Net Sales of Products in the Territory by Synosia, its Affiliates and its sublicensees at the applicable rates for such Program set forth in the tables below.

(a) Tier 1 Products. Unless and until such time as Roche exercises its Opt-In Right, Synosia shall pay to Roche royalties on annual Net Sales of Tier 1 Products in the Territory by Synosia, its Affiliates and its sublicensees at the rates set forth below:

[*****]

(b) Tier 2 Products. Unless and until Roche exercises its right to obtain a license for Tier 2 Products pursuant to Section 3.2, Synosia shall pay to Roche royalties on annual Net Sales of Tier 2 Products in the Territory by Synosia, its Affiliates and its sublicensees at the rates set forth below:

[*****]

(c) Tier 3 Products. Synosia shall pay to Roche royalties on annual Net Sales of Tier 3 Products from each Tier 3 Program in the Territory by Synosia, its Affiliates and its sublicensees at the rates set forth below:

[*****]

Royalties on Tier 3 Products shall be calculated separately for each Tier 3 Program.

5.	ROCHE PAYMENT OBLIGATIONS

5.1 Roche Opt-In Fee. If Roche timely notifies Synosia in writing pursuant to Section 3.1(e) that Roche is exercising its Opt-In Right, then [*****] following such notice, Roche shall pay to Synosia an opt-in fee of [*****].

5.2 Development Event Payments. From and after such time as the license set forth in Section 3.1(e) becomes effective, other than as a result of Synosia exercising its rights

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

under Section 10.3(c) (in which event the provisions of Section 10.4(c) will apply), Roche will pay to Synosia the following non-refundable development event payments within thirty (30) days following the achievement of the corresponding events described in the table below by the first Tier 1 Product to achieve such development event (whether such development event is achieved by Roche or its Affiliate or licensee, or any other acquiror of rights with respect to Tier 1 Products). Each such development event payment will be payable only one time, irrespective of the number of Tier 1 Products that may achieve the applicable development event.

[*****]

5.3 Royalties. If the license set forth in Section 3.1(e) becomes effective, other than as a result of Synosia exercising its rights under Section 10.3(c), Roche shall pay to Synosia royalties on worldwide annual Net Sales of Tier 1 Products at the applicable rate(s) set forth below:

[*****]

6.	GENERAL PAYMENT PROVISIONS

6.1 Accrual of Royalties. No royalty shall be due and owing from the use or distribution of a Product in transactions where no consideration is received by the party licensed to sell such Product under this Agreement (the “Selling Party”) or its Affiliates, licensees or sublicensees, such as when a Product is made or used for tests or development purposes or is distributed as free samples. No royalties shall be payable on sales among the Selling Party, its Affiliates, licensees or sublicensees, but royalties shall be payable with respect to subsequent sales by the Selling Party or its Affiliates, licensees or sublicensees to a Third Party. No

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THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

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multiple royalties shall be payable under this Agreement because a commercialized Product is covered by more than one Valid Claim.

6.2 Royalty Reductions. All royalty payments due hereunder by the Selling Party to the other party shall be subject to the following reductions (the “Royalty Reductions”):

(a) Credit for Third Party Licenses. In the event that the Selling Party is required to obtain one or more licenses under Patents of Third Parties that, in the absence of such license(s), would be infringed by the practice of the Patents or Information licensed to the Selling Party hereunder in the manufacture, use or sale of a Product in a country (hereinafter “Third Party Patent Licenses”), [*****] of the royalties actually paid under such Third Party Patent Licenses by the Selling Party for sale of such Product in such country for a calendar quarter shall be creditable against the royalty payments due the other party by the Selling Party with respect to the sale of such Product in such country; provided, however, that in no event shall the royalties owed by the Selling Party to the other party hereunder with respect to Net Sales of such Product for such calendar quarter in such country be reduced by more than [*****] .

(b) Credits for Generic Competition. If a Product meets Generic Competition in a country, then the royalties payable hereunder by the Selling Party for the sale of such Product in such country shall be reduced by [*****]. As used in this Section 6.2(b), “Generic Competition” means, with respect to a given country, the introduction by a Third Party of one or more generic versions of a Product containing the same or equivalent active pharmaceutical ingredient(s) as contained in such Product (as determined by the FDA or other regulatory authority standards on a country-by-country-basis), such that the sale of units of such generic version(s) of such Product total at least ten percent (10%) of the aggregate sales of units of both the generic product(s) and the Product at issue, as measured at the end of a full calendar year, in such country (as reported in sales by IMS or a similar Third Party sales tracking service).

(c) Credit for No Valid Claim. If for a Product being sold in a country in the Territory, no Valid Claim would be infringed by making, using, selling, offering for sale or importing of the Program Compound contained within such Product in such country, then the royalties payable hereunder by the Selling Party for the sale of such Product in such country shall be reduced by [*****].

(d) Limitations on Credits Taken. In no event shall total applicable Royalty Reductions reduce the amount of royalties payable hereunder by the Selling Party by more than [*****].

6.3 Royalty Term. Royalties under Sections 4.4 and 5.3 shall be payable on a Product-by-Product and country-by-country basis for the period equal to the Royalty Term for such Product in such country.

6.4 Payment; Reports. Reports regarding sales of Products and royalty payments thereon in accordance with this Agreement shall be calculated and reported for each calendar quarter. All payments due under this Agreement shall be paid [*****] after the end of each calendar quarter, unless otherwise specifically provided herein. Each payment shall be accompanied by a report of Adjusted Gross Sales and Net Sales of each Product on a country-by-country basis, applicable Royalty Reductions with respect thereto, the amount

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

payable to the other party hereunder and the exchange rate(s) used to calculate such payments.

6.5 Exchange Rate; Manner and Place of Payment. All payments due and payable under this Agreement by one party to the other party shall be payable in United States dollars. With respect to each calendar quarter, for countries other than the United States, whenever conversion of payments from any foreign currency shall be required, such conversion shall be made (a) in the case of Synosia, at the average of the rates of exchange reported in The Wall Street Journal, Eastern U.S. Edition, for each business day of the applicable calendar quarter, or (b) in the case of Roche, by conversion of the amount of such sales into Swiss Francs using Roche’s then current standard practices actually used on a consistent basis in preparing its audited financial statements and then converting to United States dollars using the daily rate (Reuters) at the last working day for the applicable period. All payments owed under this Agreement shall be made by wire transfer to a bank and account designated in writing by the party entitled to receive such payment, unless otherwise specified in writing by such party.

6.6 Income Tax Withholding. The party receiving payments under this Agreement will pay any and all taxes levied on account of such payment. If any taxes are required to be withheld by the paying party, then the paying party will (a) deduct such taxes from the remitting payment, (b) timely pay the taxes to the proper taxing authority, and (c) send proof of payment to the other party and certify its receipt by the taxing authority within sixty (60) days following such payment.

6.7 Records, Audits, Adjustments. During the Term and for a period of three (3) years thereafter, the Selling Party shall keep (and shall cause its Affiliates, licensees and sublicensees to keep) complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit the other party to confirm the accuracy of all royalty and other payments due hereunder. Such other party shall have the right to cause an independent, certified public accountant reasonably acceptable to the Selling Party to audit such records to confirm Adjusted Gross Sales, Net Sales, Royalty Reductions, royalty payments, and development event payments related to Net Sales for a period covering not more than the preceding three (3) years. Such audits may be exercised no more than once per year during normal business hours upon reasonable prior written notice to the Selling Party. No accounting period of a Selling Party shall be subject to audit more than one time by the other party. Prompt adjustments shall be made by the parties to reflect the results of such audit. The auditing party shall bear the full cost of such audit unless such audit discloses an underpayment by the Selling Party of more than five percent (5.0%) of the amount of royalty or other payments due under this Agreement, in which case, the Selling Party shall bear the full cost of such audit and shall promptly remit to the auditing party the amount of any underpayment, plus interest calculated in accordance with Section 6.9. If requested by Roche, Synosia shall provide to Roche within thirty (30) days after such request any and all financial information relating to Synosia that is Controlled by Synosia and necessary for Roche to prepare its financial statements and to make governmental filings, including full monthly reporting of data to Roche by the third work day of each month and maintaining a set of accounting records, based on Roche Financial Group Accounting and Reporting Requirements (“FGAR”) and International Financial Reporting Standards (“IFRS”).

6.8 Prohibited Payments. Notwithstanding any other provision of this Agreement, if a party is prevented from paying any payments due hereunder by virtue of the statutes, laws, codes or governmental regulations of the country from which the payment is to be made, then such payments may be paid by depositing funds in the currency in which accrued to the other

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

party account in a bank acceptable to such other party in the country whose currency is involved.

6.9 Late Payments. In the event that any payment due hereunder is not made when due, the payment shall accrue interest from the date due at the rate of [*****]; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate; and provided, further, that no such interest shall accrue until the other party has provided written notice of such late payment or during any period that any dispute with respect to a payment is being diligently pursued in good faith by the party from whom such payment is claimed. The payment of such interest shall not limit a party from exercising any other rights it may have as a consequence of the lateness of any payment.

7.	INTELLECTUAL PROPERTY

7.1 Ownership of Inventions. Inventorship of Inventions shall be determined in accordance with the rules of inventorship under United States patent laws. Roche shall own all Roche Inventions. Synosia shall own all Synosia Inventions. The parties shall jointly own all Joint Inventions.

7.2 Patent Prosecution and Maintenance.

(a) Roche Patents and Synosia Patents. Roche shall have the first right (but not the obligation) to prepare, file, prosecute and maintain all Roche Patents at Roche’s sole expense. Synosia shall have the first right (but not the obligation) to prepare, file, prosecute and maintain all Synosia Patents at Synosia’s sole expense.

(b) Joint Patents. The parties shall mutually agree on a case-by-case basis which party will be responsible for the filing, prosecution and maintenance of each Joint Patent. The parties shall [*****] the cost of preparation, filing, prosecution and maintenance of Joint Patents.

(c) Generally.

(i) The party responsible for the filing, prosecution and maintenance of any Roche Patents, Synosia Patents or Joint Patents (the “Responsible Party”) will provide an updated patent status covering the Program Compounds twice a year. Upon request, Synosia shall have the possibility to access and view the patent files related to those Roche Patents listed in Exhibit D at one or more locations to be identified by Roche.

(ii) In order to facilitate filing of applications of patent term extensions for the Roche Patents listed in Exhibit D, Synosia shall promptly notify Roche in writing of receipt of marketing approval for a Product in any country or other regulatory jurisdiction.

(iii) In the event that the Responsible Party: (A) desires to abandon or decline further responsibility for any such Patent; or (B) does not intend to make an elective filing with respect to any such Patent by the applicable deadline for such filing, where failure to make such filing would result in loss of the right to seek patent protection in any jurisdiction identified in the list of Roche Patents attached hereto as Exhibit D; then, in either case, the Responsible Party shall provide reasonable prior written notice to the other party of such intention, and the other party shall have the right, at its expense, to prepare, file, prosecute, and maintain such Patent. If the other party assumes such responsibility, then all licenses granted

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to the Responsible Party under such Patent pursuant to Section 2.1(a), Section 2.1(b), Section 2.1(c) or Section 3.1(e), as applicable, shall terminate, and the Responsible Party shall assign all of its right, title and interest in and to such Patent to the other party, provided that the other party shall, and it hereby does, grant to the Responsible Party a non-exclusive, worldwide, royalty-free license, without the right to sublicense, under such Patent solely for internal research use by the Responsible Party.

(d) Mutual Support. During patent prosecution, the Responsible Party shall be supported by the other party with suitable data if available.

7.3 Cooperation of the Parties. Each party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of any Patents under this Agreement and in the obtaining and maintenance of any patent extensions, supplementary protection certificates and the like with respect to any such Patent. Such cooperation includes, but is not limited to: (a) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to effectuate the ownership of Inventions set forth in Section 7.1, and Patents claiming or disclosing such Inventions, and to enable the other party to apply for and to prosecute patent applications in any country; and (b) promptly informing the other party of any matters coming to such party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications.

7.4 Infringement by Third Parties. Synosia and Roche shall promptly notify the other in writing of any alleged or threatened infringement of any Roche Patent, Synosia Patent or Joint Patent of which they become aware.

(a) Roche Patents. Roche shall have the sole right to bring and control any action or proceeding with respect to infringement of any Roche Patent at its own expense and by counsel of its own choice, and, with respect to any Roche Patent claiming the manufacture, use or sale of any Product being developed or commercialized by either party hereunder, Synosia shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Roche fails to bring any such action or proceeding with respect to infringement of any Roche Patent claiming the manufacture, use or sale of any Product being developed or commercialized by either party hereunder within (a) sixty (60) days following the notice of alleged infringement or (b) thirty (30) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then Synosia shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Roche shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(b) Synosia Patents. Synosia shall have the sole right to bring and control any action or proceeding with respect to infringement of any Synosia Patent at its own expense and by counsel of its own choice, and, with respect to any Synosia Patent claiming the manufacture, use or sale of any Product being developed or commercialized by either party hereunder, Roche shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Synosia fails to bring any such action or proceeding with respect to infringement of any Synosia Patent claiming the manufacture, use or sale of any Product being developed or commercialized by either party hereunder within (a) sixty (60) days following the notice of alleged infringement or (b) thirty (30) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then Roche shall have the right to bring and control any such action at its own expense and by counsel of its

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THE SECURITIES ACT OF 1933, AS AMENDED.

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own choice, and Synosia shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(c) Joint Patents. The parties shall decide on a case-by-case basis the party(ies) that will bring and control any action or proceeding with respect to infringement of any Joint Patent and shall mutually agree in advance upon how the costs of such action or proceeding are to be allocated between the parties.

(d) Cooperation; Settlement; Recoveries. In the event a party brings an infringement action in accordance with this Section 7.4, the other party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a party. Neither party shall have the right to settle any patent infringement litigation under this Section 7.4 with respect to a Patent claiming the manufacture, use or sale of any Product being developed or commercialized by either party hereunder without the prior written consent of the other party, which shall not be unreasonably withheld or delayed. Except as otherwise agreed by the parties in connection with a cost-sharing arrangement, any recovery realized as a result of litigation described in this Section 7.4 (whether by way of settlement or otherwise) will be first allocated to reimbursement of unreimbursed legal fees and expenses incurred by the party initiating the proceeding, then toward reimbursement of any of unreimbursed legal fees and expenses of the other party, and then the remainder will be retained by the party that brought such proceedings, except that any amounts awarded to such party on the basis of lost sales, lost profits or a reasonable royalty with respect to Products shall be treated as Net Sales of such Products by the party that has the exclusive license under this Agreement to commercialize such Products, and such deemed Net Sales shall be subject to the applicable royalty payment obligations of such party to the other party as set forth in Section 4 or Section 5, as applicable.

7.5 Infringement of Third Party Rights. Each party shall promptly notify the other in writing of any allegation by a Third Party that the activity of either of the parties pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party. Synosia shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Synosia’s activities at its own expense and by counsel of its own choice, and Roche shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Roche shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Roche’s activities at its own expense and by counsel of its own choice, and Synosia shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Neither party shall have the right to settle any patent infringement litigation under this Section 7.5 in a manner that diminishes the rights or interests of the other party without the written consent of such other party (which shall not be unreasonably withheld).

8.	REPRESENTATIONS AND WARRANTIES

8.1 Mutual Representations and Warranties. Each party represents and warrants to the other that, as of the Amendment Date: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate

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any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

8.2 Roche Representations and Warranties. Roche represents and warrants to Synosia that, as of the Amendment Date for Tier 1 and the Effective Date for Tiers 2 and 3: (a) Roche Controls the compounds listed on the Compound List (as it exists on the Amendment Date for Tier 1); (b) Roche has not received written notice from any Third Party claiming that the manufacture, use or sale of the compounds listed in such Compound List infringes the Patents of any Third Party; (c) Roche is not a party to any legal action, suit or proceeding relating to the compounds listed in such Compound List; (d) Roche has not knowingly withheld any information related to the Programs, including, but not limited to, preclinical and clinical data, regulatory filings and regulatory communications, that would reasonably be expected to be material to Synosia’s decision to enter into this Agreement; and (e) except as set forth in Section 2.2(d) and Exhibit G hereto, neither Roche nor any of its Affiliates has granted any license or other right to any Third Party with respect to any Program or any compound listed in such Program/Compound List. Notwithstanding the above, Roche makes no representation or warranty regarding the PET Ligand and/or Human Validation Study.

8.3 Mutual Covenants. Each party covenants, on behalf of itself and its Affiliates, that neither it nor its Affiliates shall, during the Term, pledge or otherwise convey any security interest in any Patents Controlled by such party that are then exclusively licensed to, or subject to the provisions of Section 3.2 in favor of, the other party under this Agreement, except as expressly permitted hereby, and except that such party shall have the right to transfer same to any Affiliate of such party, or in connection with a merger or acquisition of or by such party, or in connection with a sale of assets of such party to which this Agreement relates, provided any such Patents so transferred shall at all times remain subject to the terms and conditions of this Agreement, including, without limitation, any licenses or other rights granted to the other party hereunder.

8.4 Disclaimer. Except as expressly set forth herein, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY HEREUNDER ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

8.5 Limitation of Liability. EXCEPT FOR PAYMENTS UNDER SECTIONS 4, 5 AND 6 OR LIABILITY FOR BREACH OF SECTION 9, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 8.5 shall not be construed to limit either party’s indemnification obligations under Section 11.

9.	CONFIDENTIALITY; PUBLICATION

9.1 Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, each party agrees that, during the Term and for five (5) years thereafter, such party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Information furnished to it by the other party pursuant to this Agreement or any

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THE SECURITIES ACT OF 1933, AS AMENDED.

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Information exclusively licensed to, or subject to the provisions of Section 3.2 in favor of, the other party under this Agreement (collectively, “Confidential Information”). Such party (the “receiving party”) may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. The receiving party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. The receiving party will promptly notify the other party upon discovery of any unauthorized use or disclosure of the Confidential Information.

9.2 Exceptions. Confidential Information shall not include any information which the receiving party can prove by competent written evidence:

(a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

(b) is known by the receiving party at the time of receiving such information, as evidenced by its records;

(c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure; or

(d) is independently discovered or developed by the receiving party without the use of Confidential Information of the other party;

provided, however, that the exceptions set forth in the preceding clauses (b) and (d) shall not apply to Confidential Information that is exclusively licensed to, or subject to the provisions of Section 3.2 in favor of, the other party under this Agreement. Notwithstanding the foregoing, any specific combination of items found in the Confidential Information shall not be deemed to fall within the foregoing exclusions merely because such combination can be pieced together from multiple public sources, none of which shows the whole combination, unless the combination itself is published or available to the general public or are in the rightful possession of the receiving party.

9.3 Authorized Disclosure. Each party may disclose Confidential Information of the other party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting Patents as permitted by this Agreement;

(b) prosecuting or defending litigation as permitted by this Agreement;

(c) complying with applicable court orders or governmental regulations; and

(d) disclosure to Third Parties in connection with due diligence or similar investigations by such Third Parties, and disclosure to potential Third Party investors in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by reasonable obligations of confidentiality and non-use.

Notwithstanding the foregoing, in the event a party is required to make a disclosure of the other party’s Confidential Information pursuant to Section 9.3(b) or Section 9.3(c), it will,

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THE SECURITIES ACT OF 1933, AS AMENDED.

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except where impracticable, give reasonable advance notice to the other party of such disclosure and use efforts to secure confidential treatment of such information at least as diligent as such party would use to protect its own confidential information, but in no event less than reasonable efforts. In any event, the parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the parties with the Securities and Exchange Commission or as otherwise required by law.

9.4 Publications. Each party to this Agreement recognizes that the publication of papers regarding results of and other information regarding the Programs, including oral presentations and abstracts, may be beneficial to both parties provided such publications are subject to reasonable controls to protect Confidential Information. Accordingly, a party shall have the right to review and comment on any material proposed for disclosure or publication by the other party, such as by oral presentation, manuscript or abstract, which utilizes data generated from the development, manufacture or commercialization of Products and/or includes Confidential Information of the other party. Before any such material is submitted for publication, the party proposing publication shall deliver a complete copy to the other party at least forty-five (45) days prior to submitting the material to a publisher or initiating any other disclosure. Such other party shall review any such material and give its comments to the party proposing publication within thirty (30) days of the delivery of such material to such other party. With respect to oral presentation materials and abstracts, such other party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the party proposing publication with appropriate comments, if any, but in no event later than thirty (30) days from the date of delivery to the non-publishing party. The publishing party shall comply with the other party’s request to delete references to the other party’s Confidential Information in any such material and agrees to delay any submission for publication or other public disclosure for a period of up to an additional ninety (90) days for the purpose of preparing and filing appropriate patent applications.

9.5 Publicity. It is understood that the parties intend to issue a joint press release announcing the execution of this Agreement promptly following the Effective Date and that each party may desire or be required to issue subsequent press releases relating to the Agreement or activities thereunder. The parties agree to consult with each other reasonably and in good faith with respect to the text and timing of such press releases prior to the issuance thereof, provided that a party may not unreasonably withhold or delay consent to such releases, and that either party may issue such press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure. In addition, following the initial press release announcing this Agreement, either party shall be free to disclose, without the other party’s prior written consent, the existence of this Agreement, the identity of the other party and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

9.6 Disclosures Regarding PET Ligand and PET Studies. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Synosia make any disclosure to any Third Party by press release, publication, oral presentation, manuscript, abstract or otherwise, regarding the Human Validation Study, PET Ligand or PET Studies without the prior approval of Roche, except as set forth in Section 9.3(b), 9.3(c) or 9.5.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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10.	TERM AND TERMINATION

10.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to Section 10.2, continue until the expiration of the last-to-expire of all payment obligations of both parties hereunder (the “Term”).

10.2 Termination for Cause. Each party shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice to the other upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within the sixty (60)-day period following written notice of termination by the non-breaching party or, if such breach is not susceptible of cure within such sixty (60)-day period, the breaching party has not taken appropriate steps to commence such cure during such sixty (60)-day period and continued to diligently pursue such cure in a manner reasonably assuring such cure within a reasonable period of time thereafter. In addition, termination shall not be permitted for a payment breach where the obligation to make payment is being diligently contested in good faith by appropriate proceedings and any required payment (including accrued interest) is promptly made following completion of dispute resolution as contemplated hereby. Any right to terminate under this Section 10.2 shall be stayed and the cure period tolled in the event that, during any cure period, the party alleged to have been in material breach shall have initiated dispute resolution in accordance with Section 12 with respect to the alleged breach, which stay and tolling shall last so long as the allegedly breaching party diligently and in good faith cooperates in the prompt resolution of such dispute resolution proceedings.

10.3 Termination Without Cause.

(a) By Roche.

(i) Roche shall have the right to terminate its license under Section 3.1(e) with respect to the Tier 1 Program and/or its rights under Section 3.2 with respect to the Tier 2 Program, on a Program-by-Program basis, for any reason or for no reason upon ninety (90) days’ written notice to Synosia.

(ii) Roche shall have the right to terminate this Agreement for any reason or for no reason upon ninety (90) days’ written notice to Synosia.

(b) By Synosia.

(i) Synosia shall have the right to terminate its license under Section 2.1 with respect to the Tier 1 Program, the Tier 2 Program and/or any Tier 3 Program, on a Program-by-Program basis, for any reason or for no reason upon ninety (90) days’ written notice to Roche; provided, however, that Synosia may not exercise such right with respect to the Tier 1 Program prior to Completion of the Stage 1 Studies.

(ii) Synosia shall have the right to terminate this Agreement upon ninety (90) days’ written notice to Roche; provided, however, that Synosia may not exercise such right prior to Completion of the Stage 1 Studies.

(c) By Synosia With Respect to Tier 1 Program. After Completion of the Stage 1 Studies and prior to Initiation of the Stage 2 Studies, Synosia shall have the right to terminate its license under Section 2.1(a) with respect to the Tier 1 Program, for any reason or for no reason, upon ninety (90) days’ written notice to Roche. For purposes of clarification,

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THE SECURITIES ACT OF 1933, AS AMENDED.

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subject to the last sentence of Section 10.4(c), this Section 10.3(c) shall not be construed to limit Synosia’s termination rights under Section 10.3(b)(i) with respect to the Tier 1 Program.

10.4 Effect of Expiration or Termination; Surviving Obligations.

(a) Upon termination of this Agreement by a party (the “Non-Breaching Party”) pursuant to Section 10.2, all licenses and other rights granted to the Non-Breaching Party by the other party shall remain in full force and effect in accordance with their respective terms (subject to compliance with Section 4 or Section 5, as applicable, and Section 6), and all licenses and other rights granted by the Non-Breaching Party to the other party under this Agreement shall terminate and be of no further force or effect, except as set forth in Section 10.4(g).

(b) Upon termination of this Agreement by a party (the “Terminating Party”) pursuant to Section 10.3(a)(ii) or Section 10.3(b)(ii), all licenses and other rights granted by the Terminating Party to the other party shall remain in full force and effect in accordance with their respective terms (subject to compliance with Section 4 or Section 5, as applicable, and Section 6), and all licenses and other rights granted to the Terminating Party by the other party under this Agreement shall terminate and be of no further force or effect, except as set forth in Section 10.4(g).

(c) Upon termination by Synosia pursuant to Section 10.3(b)(i) or Section 10.3(c) of any license granted to it under Section 2.1 with respect to any Program, such license shall terminate, but this Agreement shall otherwise remain in full force and effect in accordance with its terms; provided, however, that in the case of termination of Synosia’s license under Section 2.1(a) pursuant to Section 10.3(c):

(i) within thirty (30) days after the Completion by Roche or its Affiliate, licensee, or other acquiror of rights with respect to Tier 1 Products of the first proof-of-concept study of either Program Compound from the Tier 1 Program (whichever Program Compound completes a proof-of-concept study first), Roche shall pay to Synosia the aggregate amount of the Development Costs. The Development Costs reimbursable by Roche shall not, in the aggregate, exceed [*****], except that such [*****] cap shall not apply to any Development Costs resulting from: (a) Roche’s failure to perform its obligations under Section 2.2 with respect to the Tier 1 Program; (b) the conduct of any [*****]; or (c) modification to the [*****] design. Until the first anniversary of the date Roche makes such payment, Synosia shall keep complete and accurate records pertaining to Development Costs in sufficient detail to permit Roche to confirm the accuracy of the summary of Development Costs provided by Synosia. Notwithstanding Roche’s payment based on Synosia’s summary of Development Costs, Roche shall have the one-time right, exercisable within one year after the date Roche makes such payment to Synosia, to cause an independent, certified public accountant reasonably acceptable to Synosia to audit such records to confirm the amount of Development Costs incurred by Synosia. Such audit may be conducted during normal business hours upon reasonable prior written notice to Synosia. Prompt adjustments shall be made by the parties to reflect the results of such audit. Roche shall bear the full cost of such audit unless such audit discloses an overpayment by Roche of more than five percent (5.0%) of the actual aggregate Development Costs, in which case, Synosia shall bear the full cost of such audit and shall promptly refund to Roche the amount of any overpayment, plus interest calculated in accordance with Section 6.9; and

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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(ii) Roche shall pay to Synosia the following non-refundable development event payments [*****] after the achievement of the corresponding events described in the table below by the first Tier 1 Product to achieve such development event (whether such development event is achieved by Roche or its Affiliate or licensee, or any other acquiror of rights with respect to Tier 1 Products). Each such development event payment will be payable only one time, irrespective of the number of Tier 1 Products that may achieve the applicable development event.

[*****]

For the avoidance of doubt, if Synosia terminates its license under Section 2.1(a) pursuant to Section 10.3(b)(i) after initiation of the Stage 2 Studies and before Completion of the Stage 2 Studies: (a) Roche shall have no obligation to make any payments to Synosia pursuant to Section 10.4(c)(i) or Section 10.4(c)(ii); and (b) Synosia shall be responsible for completing any Stage 2 Study in progress at the time of notice of termination, at Synosia’s cost; provided, however, that Synosia shall not be obligated to recruit or enroll any additional patients for any such Stage 2 Study after such notice.

(d) Upon termination by Roche of its license under Section 3.1(e) with respect to the Tier 1 Program and/or its rights under Section 3.2 with respect to the Tier 2 Program, all rights granted by Synosia to Roche with respect to such Program under such Section shall terminate, but this Agreement shall otherwise remain in full force and effect in accordance with its terms.

(e) Upon expiration (but not on earlier termination) of this Agreement, all licenses granted to each party that were in effect immediately prior to such termination shall survive on a non-exclusive, fully-paid, royalty-free basis.

(f) If Roche’s licenses and rights hereunder with respect to a particular Program survive termination of this Agreement, or if rights with respect to a particular Program revert to Roche upon termination of this Agreement, then Synosia shall grant to Roche a non-exclusive, worldwide license under Blocking Patents (defined below) solely to enable Roche to develop, make, have made, use, sell, offer for sale, have sold and import Products within such Program, and, subject to compliance with its surviving payment obligations under Articles 5 and 6 hereof, Roche shall not be obligated to make any royalty or other payments to Synosia with respect to such Blocking Patents. For purposes of this paragraph, “Blocking Patents” with respect to a particular Program shall mean Patents Controlled by Synosia that would, in the absence of a license thereunder, be infringed by the manufacture, use, sale, offer for sale, or importation of Products within such Program.

(g) Expiration or early termination of this Agreement or termination of a party’s rights to any Program shall not relieve the parties of any obligation accruing prior to such expiration or termination, including any payment obligation hereunder. Except as expressly set forth elsewhere in this Agreement, the obligations and rights of the parties under Sections 6, 8.4, 8.5, 9, 10.4, 10.5, 10.6, 11, 12 and 13 shall survive expiration or termination of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(h) Within thirty (30) days following the expiration or early termination of this Agreement, each party shall deliver to the other party any and all Confidential Information or any materials of the other party in its possession, except that the Terminating Party may retain such Confidential Information and materials to the extent necessary or useful for the practice of its surviving license(s) hereunder.

10.5 Damages; Relief. Termination of this Agreement shall not preclude any party from claiming any other damages, compensation or relief that it may be entitled to hereunder.

10.6 Bankruptcy Code. All licenses granted under this Agreement will be deemed licenses of rights to intellectual property for purposes of Section 365(n) of the U.S. Bankruptcy Code and a licensee under this Agreement will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.

11.	INDEMNIFICATION

11.1 Roche Indemnification. Roche hereby agrees to save, defend, indemnify and hold harmless Synosia and its officers, directors, employees, consultants and agents from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (“Indemnified Losses”), to which any such Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Indemnified Losses arise directly out of (i) the material breach by Roche of any representation, warranty, covenant or agreement made by it under this Agreement, or (ii) the development, manufacture, use, handling, storage, sale or other disposition of any Product by Roche or any of its Affiliates, licensees or sublicensees (other than Synosia and its Affiliates and sublicensees), except to the extent such Indemnified Losses result from the negligence or willful misconduct of Synosia or relate to the Human Validation Study, PET Ligand or PET Studies, including but not limited to the use of any data therefrom.

11.2 Synosia Indemnification. Synosia hereby agrees to save, defend, indemnify and hold harmless Roche and its officers, directors, employees, consultants and agents from and against any and all Indemnified Losses, to which any such Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Indemnified Losses arise directly out of (i) the material breach by Synosia of any representation, warranty, covenant or agreement made by it under this Agreement, or (ii) the development, manufacture, use, handling, storage, sale or other disposition of any Product by Synosia or any of its Affiliates or sublicensees (other than Roche and its Affiliates, licensees and sublicensees), except to the extent such Indemnified Losses result from the negligence or willful misconduct of Roche or relate to the Human Validation Study, PET Ligand or PET Studies, including but not limited to the use of any data therefrom.

11.3 Control of Defense. In the event an Indemnitee seeks indemnification under Section 11.1 or Section 11.2, it shall inform the other party (the “Indemnifying Party”) of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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12.	DISPUTE RESOLUTION

12.1 Dispute Resolution. Any dispute arising under or relating to the parties rights and obligations under this Agreement will be referred to the Chief Executive Officer of Synosia and the Head of the CNS Disease Biology Area of Roche for resolution. In the event the two individuals referred to in the preceding sentence are unable to resolve such dispute within thirty (30) days of such dispute being referred to the officers, then, upon the written request of either party to the other party, the dispute shall be subject to arbitration, as provided in Section 12.2.

12.2 Arbitration.

(a) Claims. Any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement that is not resolved under Section 12.1 within the required thirty (30) day time period, including without limitation, any action or claim based on tort, contract, or statute (including any claims of breach or violation of statutory or common law protections from discrimination, harassment and hostile working environment), or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement (“Claim”), shall be resolved by final and binding arbitration before a panel of three experts with relevant industry experience (the “Arbitrators”). One Arbitrator shall be chosen by Synosia and one Arbitrator shall be chosen by Roche within 15 days from the notice of initiation of arbitration. The third Arbitrator shall be chosen by mutual agreement of the Arbitrator chosen by Synosia and the Arbitrator chosen by Roche within 15 days of the date that the last of such Arbitrators were appointed. The Arbitrators shall be administered by JAMS (the “Administrator”) in accordance with its then existing arbitration rules or procedures regarding commercial or business disputes. The arbitration shall be held in San Diego, California, if requested by Roche, and in Newark, New Jersey, if requested by Synosia.

(b) Arbitrators’ Award. The Arbitrators shall, within 15 calendar days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the Arbitrators shall be final and non-appealable, and judgment may be entered upon it in accordance with the laws of the State of Delaware in a California court, a New Jersey court or any other court of competent jurisdiction. The Arbitrators shall be authorized to award compensatory damages, but shall NOT be authorized (i) to award non-economic damages, such as for emotional distress, pain and suffering or loss of consortium, (ii) to award punitive damages, or (iii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in parts (i) and (ii) of this sentence will not apply if such damages are statutorily imposed.

(c) Costs. Each party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, the Arbitrators shall be authorized to determine whether a party is the prevailing party, and if so, to award to that prevailing party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the Administrator and the Arbitrators.

(d) Compliance with this Agreement. Unless the parties otherwise agree in writing, during the period of time that any arbitration proceeding is pending under this

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Agreement, the parties shall continue to comply with all those terms and provisions of this Agreement that are not the subject of the pending arbitration proceeding.

(e) Court Actions. Nothing contained in this Agreement shall deny any party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing arbitration proceeding. In addition, either party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patents or other proprietary or intellectual property rights.

13.	GENERAL PROVISIONS

13.1 No Implied Licenses. No right or license under any Patents or Information is granted or shall be granted by implication. All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement. Each party hereby expressly reserves the right to practice, and to grant licenses under, the Patents and Information Controlled by such party for any and all purposes other than the specific purposes for which the other party has been granted an exclusive license or the rights specified in Section 3.2 under this Agreement.

13.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding its conflicts of laws principles.

13.3 Entire Agreement; Modification. This Agreement (including the Exhibits hereto, which is incorporated herein by reference), together with that certain Catalyst Purchase Option Agreement dated December 10, 2008 among Roche, Synosia and Solvias AG (the “Solvias Agreement”), is both a final expression of the parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein, including, without limitation, the 2006 Agreement and that certain Non-Disclosure Agreement between Roche Nutley and Synosia US dated July 10, 2008; but excluding the Solvias Agreement, which shall remain in full force and effect in accordance with its terms. Except as expressly set forth in Section 2.3(c) with respect to the Program/Compound List, this Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

13.4 Relationship between the Parties. The parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the parties. Neither party is a legal representative of the other party and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

13.5 Non-Waiver. The failure of a party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such party.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

13.6 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); provided, however, that either party may assign this Agreement and its rights and obligations hereunder without the other party’s consent: (a) in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise, provided that in the event of a transaction (whether this Agreement is actually assigned or is assumed by the acquiring Party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring party to such transaction (if other than one of the parties to this Agreement) shall not be included in the technology licensed hereunder or otherwise subject to this Agreement; or (b) to an Affiliate, provided that the assigning party shall remain liable and responsible to the non-assigning party hereto for the performance and observance of all such duties and obligations by such Affiliate. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties, and the name of a party appearing herein will be deemed to include the name of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any assignment not in accordance with this Agreement shall be void.

13.7 No Third Party Beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any party other than those executing it.

13.8 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, then such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

13.9 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if mailed, three (3) days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to Synosia, notices must be addressed to:

Synosia Therapeutics, Inc.

601 Gateway Boulevard, Suite 1200

South San Francisco, CA 94080

USA

Attention: Chief Executive Officer

Facsimile: [*****]

and

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Synosia Therapeutics AG

Aeschenvorstadt 36

4051 Basel

Switzerland

Attention: Chief Business Officer

Facsimile: [*****]

With a copy to (which copy shall not constitute notice):

Cooley Godward Kronish LLP

4401 Eastgate Mall

San Diego, CA 92121

USA

Attention: Thomas A. Coll, Esq.

Facsimile: [*****]

If to Roche, notices must be addressed to:

Hoffmann-La Roche Inc.

340 Kingsland Street

Nutley, NJ 07110

USA

Attention: Corporate Secretary

Facsimile: [*****]

And:

F.Hoffmann-La Roche Ltd

Grenzacherstrasse 124

CH-4070 Basel

Switzerland

Attention: Corporate Law

Facsimile: [*****]

And:

Roche Palo Alto LLC

3431 Hillview Avenue

Palo Alto, CA 94304

USA

Attention: General Counsel

Facsimile: [*****]

In the event of a change of notice address, recipient or both, a party shall provide the other party written notice pursuant to this Section 13.9 setting forth the new address and/or recipient, as appropriate.

13.10 Force Majeure. Except for the obligation to make payment when due, each party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such party’s reasonable control including but not limited to Acts of God, fire, flood, explosion, earthquake, or other natural forces, war,

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

civil unrest, acts of terrorism, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the party has not caused such event(s) to occur. Notice of a party’s failure or delay in performance due to force majeure must be given to the other party within 10 days after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any party be required to prevent or settle any labor disturbance or dispute.

13.11 Interpretation. The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter. Unless otherwise specified, references in this Agreement to any section shall include all subsections and paragraphs in such Section and references in this Agreement to any subsection shall include all paragraphs in such subsection. All references to days in this Agreement shall mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either party, irrespective of which party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement shall be in the English language.

13.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

[Remainder of this page intentionally left blank.]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties have executed this AMENDED AND RESTATED LICENSE AGREEMENT as of the Amendment Date.

ROCHE:		SYNOSIA:

F. HOFFMANN-LA ROCHE LTD		SYNOSIA THERAPEUTICS AG

By:	/s/ Nigel Sheil	By:	/s/ Anthony Blanc
Name:	Nigel Sheil	Name:	Anthony Blanc
Title:		Title:	CBO
Date:	Dec. 10, 2008	Date:	December 10, 2008

By:	/s/ Stefan Arnold	By:	/s/ Phil Dutz
Name:	Stefan Arnold	Name:	Ph. Dutz
Title:	Legal Counsel	Title:	CFO
Date:	Dec. 10, 2008	Date:	Dec 11, 2008

ROCHE PALO ALTO LLC		SYNOSIA THERAPEUTICS, INC.

By:	/s/ Kevin A. Marks	By:	/s/ Ian J. Massett
Name:	Kevin A. Marks	Name:	Ian J. Massett
Title:	Vice President	Title:	President & CEO
Date:	12/10/08	Date:	Dec 10, 2008

HOFFMANN-LA ROCHE LTD

By:	/s/ Frederick C. Kentz, III
Name:	Frederick C. Kentz, III
Title:	Vice President
Date:	December 10, 2008

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit Index

Exhibit A	Compound List

Exhibit B	Tier 1 Program – Development Plan (as of Amendment Date)

Exhibit C	Tier 1 Program – Outline of POC Study

Exhibit D	Roche Patents

Exhibit E	Roche Know-how

Exhibit F	Program Material

Exhibit G	List of Material Transfer Agreements (MTAs)

Exhibit H	Index List of Raw Data

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A

[*****]

A-1

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT B

[*****]

B-1

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

B-2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit C

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT D

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

D-5`

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT E

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

F-38

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

F-53

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

F-57

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

F-63

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit E

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT F

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit G

[*****]

G-1

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT H

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit H

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

H-44